UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

You are cordially invited to attend a special meeting of shareholders (the “Meeting”) of DIRTT Environmental Solutions Ltd. (“DIRTT”), which will be held virtually at 10:00 a.m. MDT on Friday, September 20, 2024.

The matters expected to be acted upon at the Meeting are described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. You are entitled to vote at the Meeting and any adjournments or postponements of the Meeting only if you were a shareholder as of the close of business on August 1, 2024.

Thank you for your ongoing commitment to DIRTT.

Sincerely,

/s/ Benjamin Urban

Benjamin Urban

Chief Executive Officer

Your vote is important. Whether or not you can attend the Meeting, please read this Management Information Circular and Proxy Statement carefully, and then cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card so that your shares will be represented at the Meeting. Returning the proxy card will ensure that you are represented at the Meeting regardless of whether or not you attend online. Returning the proxy card does not deprive you of your right to attend the Meeting online and to vote your shares at the Meeting.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our proxy solicitation agent, Morrow Sodali (Canada) Ltd. (“MS”) at 1-888-777-2059 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@morrowsodali.com.

DIRTT Environmental Solutions Ltd.

Notice of Special Meeting

The special meeting of shareholders (the “Meeting”) is scheduled to be held on Friday, September 20, 2024 at 10:00 a.m. MDT. The Meeting is scheduled to be held in a virtual-only format via live audio webcast online at meetnow.global/MCX7XXF.

The Meeting will be held for the purposes of:

1.
ratifying, confirming and approving the Rights Agreement (as defined herein) (the Shareholder Rights Proposal); and
2.
transacting such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

Only registered holders of the Company’s Common Shares at the close of business on August 1, 2024, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

Registered shareholders and duly appointed proxyholders will be able to attend the Meeting, ask questions and vote, provided they are present virtually, connected to the Internet and comply with all of the requirements set out in this Management Information Circular and Proxy Statement. Non-registered (or beneficial) shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting and ask questions but will not be able to vote at the Meeting. A shareholder who wishes to appoint a person other than the management nominees identified on their proxy card or voting instruction form (including a non-registered shareholder who wishes to appoint themselves to attend) must carefully follow the instructions in this Management Information Circular and Proxy Statement and on the proxy card or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Computershare Trust Company of Canada, after submitting their proxy card or voting instruction form. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving a username to participate in the Meeting and only being able to attend as a guest.

The specific details of the matters proposed to be put before the Meeting are set forth in this Management Information Circular and Proxy Statement of the Company, which accompanies this Notice of Special Meeting.

Registered holders of Common Shares may vote their proxies by signing, dating and returning a proxy card or by using the Internet or telephone pursuant to the instructions on their proxy card. If your Common Shares are held in the name of a bank or broker, you may be able to vote on the Internet or by telephone. Please follow the instructions on the voting instruction form you receive. Voting by using the Internet or telephone, or by returning your proxy card or voting instruction form in advance of the Meeting, does not preclude you from attending the Meeting online.

Your vote is important. Whether or not you expect to attend the Meeting, please vote over the Internet, by telephone or by completing and promptly returning the enclosed proxy card or voting instruction form so that your shares may be represented at the Meeting.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our proxy solicitation agent, MS at 1-888-777-2059 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@morrowsodali.com.

By order of the Board of Directors

/s/ Fareeha Khan

Fareeha Khan

Chief Financial Officer & Corporate Secretary

i

PROXY STATEMENT FOR
2024 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

FRIDAY, SEPTEMBER 20, 2024 AT 10:00 A.M. MDT

GENERAL INFORMATION

This management information circular and proxy statement (the “Proxy Statement”), dated August 16, 2024, is provided in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of DIRTT Environmental Solutions Ltd. for use at the special meeting of shareholders (the “Meeting”). In this Proxy Statement, “DIRTT,” the “Company,” “we,” “us” or “our” refer to DIRTT Environmental Solutions Ltd., and “you,” “your” and “shareholder” refer to the holders of common shares of the Company (“Common Shares”). The Meeting will be held on Friday, September 20, 2024 at 10:00 a.m. MDT for the purposes set forth in the Notice of Special Meeting.

The Meeting will be held virtually, to be conducted via live audio webcast online at meetnow.global/MCX7XXF.

Registered shareholders and duly appointed and registered proxyholders may participate in the Meeting, submit questions and vote. Non-registered (beneficial) shareholders who have not duly appointed and registered themselves as proxyholders may still attend the Meeting and ask questions but will not be able to vote at the Meeting. See also “How to Vote” below.

This Proxy Statement includes information that we are required to provide to you under the rules of the applicable corporate and securities laws in Canada and the U.S. Securities and Exchange Commission (the “SEC”), and that is designed to assist you in voting your Common Shares.

This Proxy Statement contains detailed information on the matters to be considered at the Meeting, or any adjournment or postponement thereof. Please read this Proxy Statement carefully and remember to vote your Common Shares, either by proxy or online at the Meeting, or any adjournment or postponement thereof. Your vote is important.

On or about August 16, 2024, we will begin mailing this Proxy Statement, Notice of Special Meeting and the related proxy card (collectively, the “Proxy Materials”) to shareholders entitled to vote at the Meeting containing instructions on how to vote.

We are permitted under applicable securities laws to deliver a single set of Proxy Materials to one address shared by two or more shareholders. This delivery method is referred to as “householding” and helps reduce our printing costs and postage fees. See “Other Matters – Householding” on page 23 of this Proxy Statement.

Unless otherwise indicated, references herein to “$” or “dollars” are expressed in U.S. dollars (US$), and references to Canadian dollars are noted as “C$.”

References in the Proxy Materials to the “Meeting” also refer to any adjournments, postponements or changes in location or format of the Meeting, to the extent applicable.

Who Can Vote

Shareholders of record at the close of business on August 1, 2024 (the “Record Date”) are entitled to vote at the Meeting or at any adjournment or postponement thereof, on the basis of one vote per Common Share held, unless (i) a registered shareholder has transferred the ownership of any Common Shares subsequent to the Record Date, and (ii) the transferee shareholder produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares and demands, no later than 10 days before the Meeting, that his or her name be included on the shareholders list before the Meeting, in which case, the transferee shareholder shall be entitled to vote such Common Shares at the Meeting or any adjournment or postponement thereof. The transfer books will not be closed. As of the close of business on the Record Date, the Company had 192,967,643 Common Shares issued and outstanding.

A list of our shareholders of record will be available and may be inspected prior to the Meeting by contacting Investor Relations at ir@dirtt.com.

The presence, in person or by proxy, of two or more shareholders representing at least 33-1/3% of the voting power of outstanding Common Shares on the Record Date (constituting 64,322,548 votes) will constitute a quorum for the transaction of business at the Meeting and any postponement or adjournment thereof, though the Board may fix a new record date for purposes of a postponed or adjourned meeting. Shareholders will be considered present at the Meeting if they or their proxyholder are logged into the Meeting using their unique control number or username.

Abstentions and broker non-votes, to the extent we receive any, will be counted for the purpose of determining the presence or absence of a quorum.

Shareholder Voting Matters and Board Recommendation

Voting Matter	Board Vote Recommendation	Additional Information on Page
Ratification, confirmation and approval of the Rights Agreement	FOR	9
How to Vote

How you vote depends on whether you are a registered or non-registered shareholder. You are a registered shareholder if the Common Shares you own are registered in your name. You are a non-registered shareholder if your Common Shares are registered in the name of an intermediary, such as a trustee, financial institution or securities broker. This is often called ownership in “street name” because your name does not appear in the records of the Company’s transfer agent, Computershare Trust Company of Canada (“Computershare”). If you are a registered shareholder, you can vote during the meeting, via the Internet, by telephone or facsimile, or by proxy, as explained below. If you hold any Common Shares in street name, you should receive a voting instruction form from the intermediary in respect of such Common Shares with further voting instructions.

If you receive more than one proxy card or voting instruction form, then you may have more than one account at Computershare, with an intermediary, or both. Please vote all proxy cards and voting instruction forms using the respective control numbers that you receive so that all of the Common Shares that you own will be represented at the Meeting.

Registered Shareholders

If you are a registered shareholder (i.e., shareholder of record), there are four ways to vote:

•
During the Meeting. You may vote during the Meeting by completing a ballot online. The 15-digit control number located on the proxy card or in the email notification you received is the control number for attending and participating at the virtual Meeting. See also “Appointment of a Proxyholder and Registration for the Meeting” and “Attending and Participating at the Meeting” below.
•
Via the Internet. You may vote by proxy via the Internet at www.investorvote.com by following the instructions provided on the proxy card. You will need your 15-digit control number that is on the proxy card when voting.
•
By Telephone or Facsimile. If you live in the United States or Canada, you may vote by proxy via the telephone by calling 1-866-732-8683. You will need your 15-digit control number that is on the proxy card when voting. You may also vote by completing, dating and signing the proxy card and returning it to Computershare by facsimile to 1-416-263-9524 or 1-866-249-7775.

•
By Mail. You may vote by completing, dating and signing the proxy card and returning it to Computershare Trust Company of Canada, Proxy Department in the postage-prepaid envelope provided therewith or by mail addressed to 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1.

Your completed proxy card must be received by Computershare, or you must have voted by Internet or telephone, no later than September 18, 2024 at 10:00 a.m. MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or holidays in Alberta) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof. The proxy card or any other instrument of proxy will not be valid for the Meeting, or any adjournment or postponement thereof, unless it is signed by you or your attorney (duly authorized in writing). The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

Non-Registered Shareholders

If you are a non-registered shareholder (i.e., beneficial owner), there are four ways to vote:

•
During the Meeting. You may vote your Common Shares during the Meeting by appointing yourself as the proxyholder for your Common Shares before the Meeting in accordance with the voting instruction form provided to you by your intermediary, returning the voting instruction form to your intermediary in accordance with the instructions, and registering yourself as proxyholder with Computershare. You will then receive a separate username that may be used to attend and participate at the Meeting. See also “Appointment of a Proxyholder and Registration for the Meeting” and “Attending and Participating at the Meeting” below.
•
Via the Internet. You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided on the voting instruction form provided to you by your intermediary. You will need your 16-digit control number that is on the voting instruction form when voting.
•
By Telephone. If you live in the United States or Canada, you may vote by proxy via the telephone by calling the telephone number provided on your voting instruction form. You will need your 16-digit control number that is on the voting instruction form provided to you when voting. You may also vote by completing, dating and signing the voting instruction form provided to you by your intermediary and following the guidelines set forth in the voting instruction form.
•
By Mail. You may vote by completing, dating and signing the voting instruction form in accordance with the guidelines set forth in the voting instruction form.

Your completed voting instruction form must be returned on or before the deadline specified on the voting instruction form. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

Voting by Management Proxy and Exercise of Discretion

The persons named in the enclosed proxy card (the “management proxyholders”) are directors or executive officers of the Company. You have the right to appoint another person (who need not be a shareholder) to represent you at the Meeting, or any adjournment or postponement thereof. To do so, insert the name of that person in the space provided in the proxy card and strike out the other names. Your Common Shares will be voted in accordance with your instructions indicated on the proxy card.

In the absence of such instructions, your Common Shares will be voted by the persons named in the enclosed proxy card as follows:

•
FOR the ratification, confirmation and approval of the Rights Agreement

We know of no other matters to be submitted to a vote of shareholders at the Meeting. If any other matter is properly brought before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the Common Shares they represent in accordance with their best judgment on such matter.

Appointment of a Proxyholder and Registration for the Meeting

Shareholders have the right to appoint someone other than the management proxyholders as their proxyholder. Shareholders who wish to appoint someone other than the management proxyholders as their proxyholder (including non-registered shareholders who wish to appoint themselves as proxyholder) to attend and participate at the Meeting as their proxy and vote their Common Shares must submit their proxy card or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form.

Submit your proxy card or voting instruction form. To appoint someone other than the management proxyholders as proxyholder, insert that person’s name in the blank space provided in the proxy card or voting instruction form (if permitted) and follow the instructions for submitting such proxy card or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your proxy card or voting instruction form.

If you are a non-registered shareholder and wish to vote at the Meeting, you must insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below under “Registering your proxyholder.” By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary.

Additionally, if you are a non-registered shareholder located in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps outlined above, you must also obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by email), or to Computershare: 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of September 18, 2024 at 10:00 a.m. MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or holidays in Alberta) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof.

Registering your proxyholder. To register a proxyholder other than the management proxyholders, shareholders must visit www.computershare.com/DIRTT by the voting deadline of September 18, 2024 at 10:00 a.m. MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or holidays in Alberta) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof, and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a username via email. Without this username, proxyholders will not be able to participate or vote at the Meeting but will be able to attend as a guest.

Attending and Participating at the Meeting

We are holding the Meeting in a virtual format to be conducted via live audio webcast online at meetnow.global/MCX7XXF. Attending the Meeting online enables registered shareholders and duly appointed proxyholders, including non-registered shareholders who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed and registered proxyholders can vote at the appropriate times during the Meeting.

Guests who are attending the Meeting virtually, including non-registered beneficial shareholders who have not duly appointed and registered themselves as proxyholder, can log in to the Meeting as set out below. Guests can listen to the Meeting and ask questions, but are not able to vote.

Log in online at meetnow.global/MCX7XXF. We recommend that you log in at least 15 minutes before the Meeting starts. Click “Login” and then enter your control number or username and password.

OR

Click “Guest” and then complete the online form.

For registered shareholders, the control number located on your proxy card or email notification is your control number for the Meeting.

For duly appointed and registered proxyholders, Computershare will provide the proxyholder with a username by e-mail after the proxy voting deadline has passed.

If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.

Changing Your Vote

If you are a registered shareholder and change your mind on how you want your Common Shares voted or you decide to attend and vote at the Meeting, or any adjournment or postponement thereof, you can revoke your proxy in any manner permitted by law, including (i) by attending the Meeting online, or any adjournment or postponement thereof, and voting your Common Shares, (ii) by depositing another form of proxy with a later date, including by instrument in writing executed by you or your attorney (duly authorized in writing) and deposited with Computershare at any time up to and including the last business day preceding the day of Meeting or any adjournment or postponement thereof at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting, or any adjournment or postponement thereof. Attendance at the Meeting will not, by itself, revoke a proxy. If you are a non-registered shareholder, you must follow the instructions on your voting instruction form to revoke or amend any prior voting instructions.

Abstentions and Broker Non-votes

Proxies received but marked as abstentions and broker non-votes, in each case to the extent we receive any such votes, will be included in the number of shares considered present at the Meeting for quorum purposes. If you are a non-registered shareholder holding Common Shares through an intermediary, you may instruct the intermediary that you wish to abstain from voting on a proposal at the Meeting.

A “broker non-vote” occurs when a broker who holds its client’s common shares in street name submits proxies for such common shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any instructions from their clients. Without specific instructions, Canadian brokers and their agents or nominees are prohibited from voting Common Shares for the broker’s client. Without specific instructions, U.S. brokers and their agents or nominees are prohibited from voting Common Shares for the broker’s client where a proposal is not “routine.” For the Meeting, it is expected that the Shareholder Rights Proposal will not be considered a “routine” proposal, and, therefore, U.S. brokers will be unable to exercise discretionary authority regarding any of the proposals at the Meeting for non-registered owners who have not returned voting instructions. Accordingly, we do not expect to receive any broker non-votes on any of the proposals at the Meeting.

Required Votes for Each Proposal

The required vote for each of the proposals expected to be acted upon at the Meeting are described below:

Proposal No. 1 — The Shareholder Rights Proposal. The proposal to ratify, confirm and approve the Rights Agreement must be approved by the affirmative vote of a simple majority (50% plus one) of the votes cast by (i) all shareholders, (ii) all shareholders, excluding the votes of 22NW Fund, LP (“22NW”) and WWT Opportunity #1 LLC (“WWT”), together with their respective affiliates, and (iii) all Independent Shareholders (as defined in the Rights Agreement) present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast, in each case, must be “FOR” the proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the proposal. The total votes cast with respect to this proposal will exclude abstentions and broker non-votes.

Pursuant to the Support Agreement (as defined herein), each of 22NW and WWT has agreed, on behalf of itself and each of its affiliates, to vote in favor of the Shareholder Rights Proposal in respect of all Common Shares it is entitled to vote at the Meeting. As of the Record Date, 22NW and WWT beneficially owned 57,452,441 and 53,380,753 Common Shares, respectively, representing 29.8% and 27.7% of the total outstanding Common Shares as of the Record Date. See “Proposal No. 1—Background to and Reasons for the Proposal—Support Agreement” for additional information.

Other Information
Shareholder Questions During the Meeting

Our registered shareholders, duly appointed and registered proxyholders and guests will have opportunities to submit questions throughout the Meeting. We will answer as many submitted questions relating to the proposals to be voted upon at the Meeting or about the Company generally as time permits. To ask a question, registered shareholders, duly appointed and registered proxyholders and guests may type their questions into the chat function. Additional instructions on how to ask questions will be explained during the Meeting. We encourage registered shareholders, duly appointed and registered proxyholders and guests to submit their questions in advance of the meeting to DIRTT Investor Relations at ir@dirtt.com. Following the Meeting, all questions and answers will be posted on DIRTT’s website following the Meeting (www.dirtt.com/investors). We are committed to transparent communication at the Meeting, as such, questions asked related to the business of the Meeting will not be curated and will be answered in the order received for each item of business.

Solicitation

This solicitation is being made by and on behalf of the Board. We will pay the cost of preparing these Proxy Materials and soliciting your vote. We also will pay the Meeting expenses. In addition, proxies may be solicited by our directors, officers and other employees over the Internet or by telephone, fax, in person or otherwise. These individuals will not receive any additional compensation for assisting in the solicitation. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform tasks in furtherance of this solicitation. We may also request that intermediaries, brokerage firms, nominees, custodians and fiduciaries transmit Proxy Materials to the non-registered holders, and we will reimburse them for their reasonable out-of-pocket expenses in transmitting such materials.

The Company has retained MS as its proxy solicitation agent for the solicitation of proxies for the Meeting, or any adjournment or postponement thereof. The cost of MS’ services as proxy solicitation agent is estimated to be C$50,000, plus reasonable out-of-pocket expenses for proxy solicitation services and a success fee of C$50,000. MS may also receive additional fees from the Company for other services. MS expects that approximately 7-10 of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification and other provisions that the Company believes are customary for this type of engagement.

The Company may utilize the Broadridge QuickVote™ service to assist Non-Objecting Beneficial Owners (“NOBOs”) with voting their Shares. NOBOs of the Company may be contacted by MS, which is soliciting proxies on behalf of the Company’s management, to obtain voting instructions over the telephone, and relaying them to Broadridge (on behalf of the shareholder’s intermediary). While representatives of MS are soliciting proxies on behalf of the Company’s management, shareholders are not required to vote in the manner recommended by the Board. The QuickVote™ system is intended to assist shareholders in exercising their votes, however, shareholders are not obligated to vote using the QuickVote™ system, and a shareholder may vote (or change or revoke their votes) at any other time and in any other applicable manner described in this Management Information Circular and Proxy Statement. Any voting instructions provided by a Shareholder will be recorded and such shareholder will receive a letter from Broadridge (on behalf of the shareholder’s intermediary) as confirmation that their voting instructions have been accepted.

Receiving Meeting Materials as a Non-Registered Holder

The Company will not send proxy-related materials directly to non-objecting beneficial shareholders, and such materials will be delivered to non-objecting beneficial shareholders by the non-objecting beneficial shareholder’s intermediary. The Company intends to pay for the costs of an intermediary to deliver to objecting beneficial shareholders the proxy-related materials.

Questions

If you have any questions about the information contained in this Proxy Statement, or require any assistance in completing your proxy card or voting instruction form, please contact DIRTT Investor Relations at ir@dirtt.com or MS, our proxy solicitation agent at 1-888-777-2059 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@morrowsodali.com.

If you have any questions about the Meeting, including questions regarding access or voting, please contact Computershare at 1-800-564-6253 (toll free in Canada and the United States) or 1-514-982-7555 (international direct dial). Additional information and materials for the Meeting will be available on our website at www.dirtt.com/investors.

If you experience any technical difficulties logging into the Meeting, or during the Meeting, please contact ir@dirtt.com or Computershare at 1-888-724-2416.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this Proxy Statement, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Proxy Statement, the words “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” “continue,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those contained in, or expressed or implied by such statements, including those described in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission and applicable securities commissions or similar regulatory authorities in Canada on February 21, 2024, as supplemented by our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on May 8, 2024 and August 7, 2024, respectively.

You should not place undue reliance on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

PROPOSAL NO. 1 – THE SHAREHOLDER RIGHTS PROPOSAL

Background to the Proposal

In January 2024, a special committee of the Board consisting of entirely independent directors, which was established to consider strategic financing alternatives and other matters (the “Special Committee”) initiated discussions with and regarding having its two largest shareholders, 22NW and WWT, enter into standstill agreements for the benefit of the Company. Given DIRTT’s success in stabilizing operations, strengthening its construction partner network, and positioning the Company for growth at the time and in light of the completion of the Company’s C$30 million rights offering on January 9th (the “Rights Offering”) and a possible substantial issuer bid for DIRTT’s outstanding convertible debentures (which was announced on February 15, 2024 and completed on March 25, 2024), the Special Committee determined it may be beneficial to DIRTT to enter into a standstill agreement with each of 22NW and WWT to ensure the continued alignment and cohesion of its two largest shareholders with the Company’s strategy. DIRTT, 22NW and WWT had several discussions regarding whether such agreements were necessary, and the Special Committee and the Board considered the benefits and disadvantages of entering into the same.

During DIRTT’s regularly scheduled blackout period in March 2024, representatives of 22NW provided a draft standstill agreement for further consideration by the Special Committee. Discussions followed regarding entering into a standstill agreement and other governance matters among 22NW, WWT and the Special Committee. As part of such discussions, WWT indicated that it wanted to potentially increase its equity ownership in DIRTT to match the equity ownership of 22NW. WWT also indicated that it was unwilling to enter into a standstill agreement unless it was permitted to purchase such additional common shares (“WWT’s Request”). 22NW indicated that it was not amenable to WWT increasing its equity ownership in the Company. The Special Committee and the Board considered and discussed WWT’s Request and 22NW’s objection to the same. As a result, standstill agreements were not entered into with 22NW or WWT at that time.

On March 15, 2024, the Board received a shareholder requisition (the “22NW Requisition”) from 22NW requesting that the Company call a meeting of DIRTT’s shareholders to consider and vote on a non-binding advisory resolution for the Board to consider and adopt a shareholder rights plan for the Company (the “22NW SRP”). The 22NW SRP was substantially similar to the shareholder rights plan that the Company had in place from 2014 to 2020, as well as the shareholder rights plan adopted by the Board on December 7, 2021 (which plan was not approved and confirmed by the Company’s shareholders and, as such, the plan and all outstanding rights thereunder terminated and became void and of no further force and effect on April 26, 2022).

Following the receipt of the 22NW Requisition, on March 15, 2024, the Board also received a separate shareholder requisition (the “WWT Requisition” and, together with the 22NW Requisition, the “Requisitions”) from WWT requesting that the Company call a meeting of DIRTT’s shareholders to consider and vote on a non-binding advisory resolution for the Board to consider and adopt a shareholder rights plan for the Company (the “WWT SRP”). The WWT SRP was substantially similar to the 22NW SRP except, among other things, the definition of “Acquiring Person” would be raised to 33% instead of 20% (which would permit WWT and other shareholders to acquire such additional number of common shares to match the equity ownership level of 22NW).

Following receipt of the Requisitions, the Board reviewed and considered the Requisitions and the Term Sheet, including with its professional advisors. After deliberation, on March 19, 2024, DIRTT announced its intention to adopt a shareholder rights plan. On March 22, 2024 (the “Effective Date”), the Board approved and adopted the Original Shareholder Rights Plan (as defined and described below), which is in substantially similar form as the 22NW SRP, and entered into the Prior Support Agreement (as defined and described below) with 22NW. Mr. Noll voted against the Board resolution approving the Original Shareholder Rights Plan and the Board resolution approving the Prior Support Agreement. On March 18, 2024, 22NW and WWT withdrew their respective Requisitions.

In June 2024, the Special Committee reengaged in discussions with WWT about the possibility of entering into an agreement containing similar standstill arrangements as those contained in the Prior Support Agreement. WWT reiterated WWT’s Request, that it would consider entering into such a support agreement, provided it was permitted to purchase such number of additional common shares to match 22NW’s equity ownership in DIRTT. On June 17, 2024, 22NW delivered a non-binding term sheet setting forth, among other things, its proposal to have the Company repurchase its Debentures (as defined herein) as an additional requirement for WWT executing a support and standstill agreement similar to the Prior Support Agreement. The Special Committee and the full Board (without Messrs. English and Noll) discussed the term sheet, including the Debentures repurchase. The directors discussed use of cash on hand, inclusive of proceeds from the Rights Offering to deleverage the Company’s balance sheet and improve its debt position, the increased concentration of ownership by the Company’s largest two shareholders, potential effects on trading volume in the Company’s common shares and Debentures, and other considerations. Further discussions and negotiations followed between the Special Committee, 22NW and WWT.

On July 19 2024, the Special Committee formally engaged KPMG LLP (“KPMG”) to deliver a fairness opinion related to the Debenture Repurchase (as defined and discussed below). On July 23, 2024, the Special Committee met to discuss drafts of the Fairness Opinion, WWT’s Request, the Support Agreement and the Debenture Repurchase Agreement (each as defined herein), and after such discussions made a recommendation to the Board to approve such transactions, subject to finalizing certain terms and regulatory review. On August 1, 2024 KPMG provided an opinion stating that, subject to the assumptions, limitations and qualifications therein, as of the date thereof, the consideration to be paid by the Company pursuant to the Debenture Repurchase Agreement was fair, from a financial point of view, to the Company (the “Fairness Opinion”). KPMG was paid a fixed fee for its services. On August 1, 2024, the Board met to discuss the recommendation of the Special Committee and determined that it was in the best interest of the Company to (i) enter into the Debenture Repurchase Agreement (with Mr. English abstaining from the vote), (ii) enter into the Support Agreement, (with Messrs. English and Noll abstaining from the vote), and (iii) amend the Shareholder Rights Plan (with Mr. Noll abstaining from the vote).

On August 2, 2024, the Support Agreement and the Debenture Repurchase Agreement were executed and the Company issued a press release confirming the same. For additional information, “—Support Agreements—Support Agreement” and “—Debenture Repurchase Agreement” below.

The Board also approved, effective August 2, 2024 (with Mr. Noll abstaining), an amended and restated shareholder rights plan, which amended and restated the Original Shareholder Rights Plan, with such amendment providing that WWT could purchase such number of additional common shares to match 22NW’s equity ownership in DIRTT as of the date of the amendment and such acquisition would be an “Exempt Acquisition” pursuant to the terms of the Shareholder Rights Plan (the “WWT Exempt Acquisition”). Such Shareholder Rights Plan (as defined and described below) is currently being considered pursuant to the Shareholder Rights Proposal. Otherwise, the Shareholder Rights Plan, if approved, would continue to have the effect of freezing the concentration of ownership in the Company by large shareholders who are “Grandfathered Persons” (being 22NW and WWT), subject to the WWT Exempt Acquisition and certain exceptions as provided in the Rights Agreement.

As of August 9, 2024, 22NW held 29.8% and WWT held 27.7% of the issued and outstanding common shares of the Company, respectively. For more information, see “Security Ownership of Certain Beneficial Owners and Management.”

Support Agreements

Prior Support Agreement

The Company delivered and entered into a binding commitment (the “Term Sheet”), effective March 17, 2024, with 22NW to enter into a subsequent definitive support and standstill agreement. On March 22, 2024, the Board approved (with one Board member, Mr. Noll, dissenting), and the Company entered into, a Support and Standstill Agreement, dated March 22, 2024, by and between the Company and 22NW (the “Prior Support Agreement”). Pursuant to the Prior Support Agreement, the Company agreed to nominate Aron English (or a replacement director to be identified by 22NW) for election as a director at each of the annual general meeting of the Company in 2024 and 2025 (the “2024 Meeting” and “2025 Meeting,” respectively), subject to 22NW continuing to beneficially own a number of Common Shares in excess of certain thresholds set forth in the Prior Support Agreement.

Additionally, until the day following the 2025 Meeting, 22NW agreed to, among other things, (i) vote all of its Common Shares in favor of the recommendations of the Board on director election proposals and (ii) comply with certain customary standstill provisions, in each case subject to certain exceptions.

The Prior Support Agreement was superseded and replaced in its entirety by the Support Agreement and, accordingly, is of no further force or effect as of the date of the Support Agreement.

Support and Standstill Agreement

On August 1, 2024, the Board (with Messrs. English and Noll abstaining) approved a Support and Standstill Agreement, effective August 2, 2024, by and among the Company, 22NW and WWT (the “Support Agreement”).

Pursuant to the Support Agreement, the Company agreed to nominate each of Aron English (or a replacement director to be identified by 22NW) and Shaun Noll (or a replacement director to be identified by WWT) for election as a director at each of the 2025 Meeting and the annual general meetings of shareholders of the Company in 2026 (the “2026 Meeting”). The Company’s obligation to nominate each of Aron English and Shaun Noll is subject to 22NW and WWT (together with their affiliates), respectively, continuing to beneficially own, or exercising control or direction over, at least the lesser of (i) 20% of the then issued and outstanding Common Shares and (ii) 38,593,529 Common Shares, in each case, subject to adjustment for stock splits, reclassifications, combinations and similar adjustments.

Further, the Support Agreement provides that at any time prior to the termination of the Support Agreement, WWT may increase the number of Common Shares it beneficially owns, or exercises direction or control over, through market purchases up to and including 57,447,988 shares (the “Capped Amount”), being the number of Common Shares beneficially held by 22NW on the date of the Support Agreement.

Until the termination of the Support Agreement, each of 22NW and WWT agreed that, among other things, it will:

•
subject to Board approval and the Shareholder Rights Plan being submitted for approval at the Meeting (i) vote all of its Common Shares in favor of the approval of the Shareholder Rights Plan ; and (ii) make such efforts as reasonably requested by the Board to promote the approval of the Shareholder Rights Plan by the Company’s shareholders at the Meeting;
•
not beneficially own, or exercise control or direction over, Common Shares in excess of the Capped Amount;
•
not beneficially own any Debentures or other debt securities convertible into Common Shares (other than 22NW’s Debentures (that are subject to, and will be repurchased by the Company pursuant to, the Debenture Repurchase Agreement));
•
vote all of its Common Shares in favor of recommendations of the Board on director election proposals, subject to certain exceptions;
•
comply with certain customary standstill provisions, including, among other things, to not (i) make, participate in or encourage any solicitation of proxies or consents; (ii) seek to requisition, join in any requisition or call a meeting of shareholders of the Company in respect of the election of directors of Company; (iii) submit or induce any party to submit any shareholder proposal in respect of the Company; (iv) advise, assist, encourage or act jointly or in concert with any party in connection with any of the foregoing; or (v) make any public disclosure of any consideration, intention, plan or arrangement inconsistent with any of the foregoing; and
•
not commence an unsolicited Take-over Bid (as defined in the Shareholder Rights Plan), unless (i) any person (other than 22NW or WWT) makes a Permitted Bid (as defined in the Shareholder Rights Plan) under the Shareholder Rights Plan, (ii) the Board waives the application of the Shareholder Rights Plan in respect of any person or (iii) a person (other than 22NW or WWT) commences a take-over bid relating to the Company by filing a take-over bid circular in accordance with Canadian securities laws, or otherwise acquires beneficial ownership of 20% or more of the outstanding Common Shares (other than an underwriter or member of a banking or selling group that becomes the beneficial owner of 20% or more of the Common Shares in connection with a distribution of securities of the Company pursuant to an underwriting agreement with the Company) and, upon the occurrence of an event described in clause (iii)

above, either 22NW or WWT may commence a competing take-over bid in accordance with Canadian securities laws.

The Support Agreement also contains certain mutual non-disparagement provisions and customary representations and warranties.

The Support Agreement will terminate upon the earlier of the occurrence of (i) if the Debenture Repurchase is not completed within 30 days from the date of the Support Agreement; (ii) the Board does not approve the Shareholder Rights Plan; (iii) the Meeting is not held on or before January 31, 2025, unless the Meeting is not held prior to such date as a result of any Regulations (as defined in the Support Agreement) or any action or inaction by 22NW or WWT; (iv) any material breach of the Support Agreement by the parties thereto (subject to customary notice and cure provisions), in which case only the non-breaching parties may terminate the Support Agreement (v) the date which is 90 days following the 2026 Meeting. The termination date cannot be extended 90 days or more past the date of the 2026 Meeting without the consent of the Toronto Stock Exchange (“TSX”).

Convertible Debenture Repurchase Agreement

On August 2, 2024, concurrently with the Company’s entry into the Support Agreement, the Company entered into a Convertible Debenture Repurchase Agreement with 22NW (the “Debenture Repurchase Agreement”), pursuant to which 22NW agreed to sell, and the Company agreed to purchase for cancellation an aggregate of (i) C$18,915,000 principal amount of the Company’s outstanding 6.00% convertible debentures due January 31, 2026 (the “January Debentures”) at a purchase price of C$684.58 per C$1,000 principal amount of January Debentures and (ii) C$13,638,000 principal amount of the Company’s outstanding 6.25% convertible debentures due December 31, 2026 (the “December Debentures” and together with the January Debentures, the “Debentures”) at a purchase price of C$665.64 per C$1,000 principal amount of December Debentures, for an aggregate purchase price of C$22,104,591.45, inclusive of a cash payment for all accrued and unpaid interest up to, but excluding, the date on which such Debentures are purchased by the Company (the “Debenture Repurchase”).

Pursuant to the Debenture Repurchase Agreement, the purchase price of each series of Debentures was calculated as: (i) a 4% discount to the average trading price of the applicable series of Debentures on the Toronto Stock Exchange for the 20 trading days immediately preceding August 2, 2024 plus (ii) all accrued and unpaid interest up to, but excluding, August 2, 2024. 22NW is the Company’s largest shareholder and Aron English, a director of the Company, is the Portfolio Manager of 22NW.

The Debenture Repurchase closed on August 2, 2024 and, as a result, C$16,642,000 principal amount of the January Debentures and C$15,587,000 principal amount of the December Debentures remain outstanding, and 22NW no longer holds any Debentures. The Company funded the Debenture Repurchase with cash on hand.

The Board considered and evaluated the recommendation of the Special Committee, the Fairness Opinion, discussions with its external advisors, and the funds available to the Company to finance the Debenture Repurchase, among other factors, and determined that the Debenture Repurchase was in the best interest of the Company. Mr. English recused himself from all Board meetings, or portions thereof, as applicable, at which the Debenture Repurchase was considered and abstained from voting on the Debenture Repurchase.

Reasons for the Proposal

As discussed above, in light of the share ownership of the Company as a result of the completion of the Rights Offering, the Special Committee advised the Board that it may be prudent for the Company to take certain steps to limit the opportunities available for creeping take-over bids and allow the Company to focus on the business and the positive progress experienced in the recent period.

On March 22, 2024, the Board approved (with one Board member, Mr. Noll, dissenting) and adopted a shareholder rights plan agreement by and between the Company and Computershare Trust Company of Canada, as rights agent (the “Original Rights Agreement”), which provided for a shareholder rights plan (the “Original Shareholder Rights Plan”). In connection therewith, one right (a “Right”) was issued and attached to each Common Share outstanding and held of record at the close of business on April 1, 2024 (the “Record Time”) as set forth in the Original Rights Agreement and as confirmed in the Rights Agreement. Subsequently, on August 1, 2024, the Board approved, effective August 2, 2024 (with Mr. Noll abstaining), an amended and restated shareholder rights plan agreement by and between the Company and Computershare Trust Company of Canada, as rights agent (as amended and restated, the “Rights Agreement”), which amended and restated the Original Rights Agreement and provides for an amended and restated shareholder rights plan (as amended and restated, the “Shareholder Rights Plan”), which amended and restated the Original Shareholder Rights Plan.

Other than the WWT Exempt Acquisition, the Shareholder Rights Plan is consistent with the Original Shareholder Rights Plan and consistent with the shareholder rights plan that the Company had in place from 2014 to 2020 and the shareholder rights plan adopted by the Board on December 7, 2021, and is similar to shareholder rights plans adopted by other Canadian public companies. The Rights Agreement was adopted to help ensure that all shareholders of the Company are treated fairly and equally in connection with any unsolicited take-over bid or other acquisition of control of the Company (including by way of a “creeping” take-over bid). The Rights Agreement was not adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or potential take-over bid for the Company.

In accordance with the rule of the Toronto Stock Exchange, the adoption of the Rights Agreement must be ratified, confirmed and approved by the shareholders at the Meeting to continue to have effect after the Meeting and at every third annual meeting of shareholders thereafter.

Purpose of the Shareholder Rights Plan

The objective of the Shareholder Rights Plan is to ensure that all shareholders of the Company are treated equally and fairly in connection with any unsolicited take-over bid or other acquisition of control of the Company. The Shareholder Rights Plan is intended to, among other things: (i) prevent, to the extent possible, a unsolicited or hostile acquiror from obtaining control through a creeping take-over of the Company (i.e., the acquisition of effective control through a number of purchases exempt from the Canadian take-over bid rules over time), private acquisitions using the private agreement exemption from the Canadian take-over bid rules or other transactions exempt from the take-over bid rules under applicable Canadian securities laws; and (ii) protect against unsolicited or hostile acquirors entering into auction-inhibiting “hard” lock-up agreements whereby existing shareholders commit to tender their shares to a take-over bid, that are either irrevocable or revocable but subject to preclusive termination conditions. The Shareholder Rights Plan also has the effect of freezing the concentration of ownership in the Company by large shareholders who are “Grandfathered Persons,” including 22NW and WWT, subject to the WWT Exempt Acquisition and certain other exceptions. See “—Summary of the Rights Agreement” for more information.

The Shareholder Rights Plan does not prevent take-overs; rather it encourages potential acquirors of control to make take-over bids by means of a Permitted Bid (as defined below), which shareholders may tender to regardless of the acceptability of the bid to the Board or to approach the Board to negotiate a mutually acceptable transaction. The Shareholder Rights Plan does not diminish or detract from the duty of the Board to act honestly, in good faith and in the best interests of the Company and the shareholders, or to consider on that basis any take-over bid that is made; nor does the Shareholder Rights Plan alter the proxy mechanism to change the Board, create dilution on the initial issue of the Rights (as defined below), or change the way in which the Common Shares trade.

The Shareholder Rights Plan attempts to address certain concerns that exist in the provisions of current legislation governing take-over bids in Canada. Under current securities legislation, an offeror may obtain control or effective control of a corporation without paying full value, without obtaining shareholder approval and without treating all shareholders equally. For example, an acquiror could acquire blocks of shares by private agreement from one or a small group of shareholders at a premium to market price, which premium is not shared by the other shareholders. In addition, a person could slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among shareholders. Under the Shareholder Rights Plan, if it is to qualify as a Permitted Bid, any offer to acquire 20% or more of the Common Shares must be made to all shareholders. As set forth in detail below, the Shareholder Rights Plan discourages the conduct it seeks to prohibit as outlined above by creating the potential that any Common Shares which may be acquired or held by a take-over acquiror will be significantly diluted if not acquired in a manner permitted by the Shareholder Rights Plan. The potential for significant dilution to the holdings of such an acquiror can occur as the Shareholder Rights Plan provides that all shareholders who are not related to the acquiror will be entitled to exercise rights issued to them under the Shareholder Rights Plan and to acquire Common

Shares at a substantial discount to prevailing market prices; however, the acquiror and the persons related to the acquiror will not be entitled to exercise any Rights under the Rights Agreement.

Shareholder Approval

At the Meeting, shareholders will be asked to pass the following ordinary resolution ratifying, confirming and approving the Rights Agreement, subject to such amendments, variations or additions as may be approved at the Meeting:

“BE IT RESOLVED THAT:

1.
the amended and restated shareholder rights plan agreement between the Company and Computershare Trust Company of Canada dated August 2, 2024 attached as Appendix A to the Proxy Statement of the Company dated August 16, 2024 is hereby ratified, confirmed and approved; and
2.
any one director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

If shareholder ratification, confirmation and approval is obtained at the Meeting, the Rights Agreement will remain in effect and will require reconfirmation and reapproval by shareholders of the Company at the 2027 annual meeting of shareholders, and at every third annual meeting thereafter. If shareholder ratification, confirmation and approval is not obtained at the Meeting, the Rights Agreement and all Rights issued thereunder will terminate and cease to be effective at that time.

TSX Approval

The TSX has conditionally accepted the Shareholder Rights Plan. Final acceptance of the Shareholder Rights Plan by the TSX is subject to, among other customary conditions, the Rights Agreement being ratified by the affirmative vote of a simple majority (50% plus one) of the votes cast by (i) all shareholders and (ii) all shareholders, excluding the votes of 22NW and WWT, together with their respective affiliates. As of the Effective Date, each of 22NW and WWT Beneficially Own (as defined in the Rights Agreement) more than 20% of the outstanding Voting Shares (as defined in the Rights Agreement) and are considered “Grandfathered Persons” for the purposes of the Shareholder Rights Plan. For more information see “Summary of the Rights Agreement – Separation of Rights” below.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” the foregoing resolution.

The Board believes that the Shareholder Rights Plan is consistent with current Canadian corporate best practices and institutional investor guidelines. The Shareholder Rights Plan is not intended to prevent a take-over of the Company. The Shareholder Rights Plan is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or threatened take-over bid for the Company.

Summary of the Rights Agreement

The following summary of terms of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement attached as Appendix A. A copy of the Rights Agreement is also available on SEDAR+ at http://www.sedarplus.ca and EDGAR at http://www.sec.gov.

Term

The Rights Agreement must be ratified, confirmed and approved at the Meeting to remain in effect, and, if so ratified, will expire on the date of the annual meeting of shareholders to be held in 2027, unless it is ratified, confirmed and approved at such meeting, subject to earlier termination or expiration of the Rights as set out in the Rights Agreement.

Issuance of Rights

The Rights Agreement provides that one Right was issued by the Company in respect of each Voting Share outstanding as of the Record Time. “Voting Shares” include the Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of all directors of the Company. One Right will also be issued for each additional Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) subject to the earlier termination or expiration of the Rights as set out in the Rights Agreement.

As of the date hereof, the only Voting Shares outstanding are the Common Shares. The issuance of the Rights is not dilutive and will not affect reported earnings or cash flow per share until the Rights separate from the underlying Common Shares and become exercisable or until the exercise of the Rights. The issuance of the Rights will not change the manner in which shareholders currently trade their Common Shares.

Certificates and Transferability

Prior to the Separation Time, the Rights will be evidenced by a legend imprinted on certificates for Common Shares issued from and after the Record Time. Rights are also attached to Common Shares outstanding as of the Record Time, although share certificates issued prior to such time will not bear such a legend. Shareholders are not required to return their certificates in order to have the benefit of the Rights. Prior to the Separation Time, Rights will trade together with the Common Shares and will not be exercisable or transferable separately from the Common Shares. From and after the Separation Time, the Rights will become exercisable, will be evidenced by Rights Certificates (as defined below) and will be transferable separately from the Common Shares.

Separation of Rights

The Rights will become exercisable and begin to trade separately from the associated Common Shares at the “Separation Time” which is generally (subject to the ability of the Board to defer the Separation Time) the close of business on the tenth trading day after the earliest to occur of:

1.
a public announcement that a person or group of affiliated or associated persons or persons acting jointly or in concert has become an “Acquiring Person” meaning that such person or group has acquired Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding Voting Shares other than as a result of (i) a reduction in the number of Voting Shares outstanding; (ii) a Permitted Bid or Competing Permitted Bid (as defined below); (iii) acquisitions of Voting Shares in respect of which the Board has waived the application of the Rights Agreement; (iv) other specified exempt acquisitions and pro rata acquisitions in which shareholders participate on a pro rata basis; or (v) an acquisition by a person of Voting Shares upon the exercise, conversion or exchange of a security convertible, exercisable or exchangeable into a Voting Share received by a person in the circumstances described in (ii), (iii) or (iv) above;
2.
the date of commencement of, or the first public announcement of an intention of any person (other than the Company or any of its subsidiaries) to commence a take-over bid (other than a Permitted Bid or a Competing Permitted Bid) where the Voting Shares subject to the bid owned by that person (including affiliates, associates and others acting jointly or in concert therewith) would constitute 20% or more of the outstanding Voting Shares; and
3.
the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such.

The definition of “Acquiring Person” will exclude, among other things, “Grandfathered Persons.” A “Grandfathered Person” is a person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares determined as at the Effective Date, provided, however, that this exception shall not be applicable to a Grandfathered Person if, after the Effective Date, such Grandfathered Person becomes the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding, other than through one of circumstances described in clauses (i) through (v) in paragraph 1 above. Additionally, WWT is permitted to purchase up to and including the Capped Amount (being the number of Common Shares beneficially held by 22NW on the date of the Shareholder Rights Plan) prior to the 90th day following the 2026 Meeting, and such acquisition would be an “Exempt Acquisition” pursuant to the terms of the Shareholder Rights Plan. A Grandfathered Person will also cease to be a Grandfathered Person if such person ceases to Beneficially Own 20% or more of the then outstanding Voting Shares at any time after the Effective Date.

As soon as practicable following the Separation Time, separate certificates evidencing Rights (“Rights Certificates”) will be mailed to the holders of record of the Voting Shares as of the Separation Time and the Rights Certificates alone will evidence the Rights. Unless the context otherwise requires, the term “Rights Certificate” shall include any other document or written acknowledgement that is evidence of registered ownership of the applicable securities as may be adopted from time to time by the Company, including without limitation a direct registration advice.

Rights Exercise Privilege

Prior to the Separation Time, the price at which a holder may purchase the securities issuable upon exercise of one whole Right, subject to adjustment in accordance with the terms of the Rights Agreement, shall be, until the Separation Time, an amount equal to three times the Market Price, from time to time (the “Exercise Price”). From and after the Separation Time, each Right entitles the holder thereof to purchase one Common Share at an initial Exercise Price equal to three times the market price at the Separation Time (provided that a Flip-in Event (as defined below) has not occurred). The “Market Price” is defined as the average of the daily closing prices per share of such securities on each of the 20 consecutive trading days through and including the trading day immediately preceding the Separation Time. Following a transaction which results in a person becoming an Acquiring Person (a “Flip-in Event”), the Rights entitle the holder thereof to receive, upon exercise, such number of Common Shares which have an aggregate market value (as of the date of the Flip-in Event) equal to twice the then Exercise Price. In such event, however, any Rights beneficially owned by an Acquiring Person (including affiliates, associates and other acting jointly or in concert therewith), or a transferee of any such person, will be null and void. A Flip-in Event does not include acquisitions approved by the Board or acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as defined below).

Permitted Bid Requirements

A bidder can make a take-over bid and acquire Voting Shares without triggering a Flip-in Event under the Rights Agreement if the take-over bid qualifies as a Permitted Bid. The requirements of a “Permitted Bid” include the following:

1.
the take-over bid must be made by means of a take-over bid circular;
2.
the take-over bid is made to all holders of Voting Shares, other than the Offeror (as defined in the Rights Agreement);
3.
no Voting Shares are taken up or paid for pursuant to the take-over bid unless more than 50% of the Voting Shares held by Independent Shareholders (as defined in the Rights Agreement): (i) have been deposited or tendered pursuant to the take-over bid and not withdrawn; and (ii) have previously been or are taken up at the same time;
4.
no Voting Shares are taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is no earlier than the earlier of: (i) 105 days following the date of the take-over bid; and (ii) the last day of the initial deposit period that the Offeror must allow securities to be deposited under the take-over bid pursuant to NI 62-104;
5.
Voting Shares may be deposited pursuant to such take-over bid at any time during the period of time between the date of the take-over bid and the date on which Voting Shares may be taken up and paid for and any Voting Shares deposited pursuant to the take-over bid may be withdrawn until taken up and paid for; and
6.
if on the date on which Voting Shares may be taken up and paid for under the take-over bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, the Offeror makes a public announcement of that fact and the take-over bid is extended to remain open for deposits and tenders of Voting Shares for not less than ten days from the date of such public announcement.

The Rights Agreement also allows for a competing Permitted Bid (a “Competing Permitted Bid”) to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all of the requirements of a Permitted Bid except that it must remain open for acceptance until the last day on which the take-over bid must be open for acceptance after the date of that take-over bid under applicable Canadian provincial securities legislation.

Permitted Lock-Up Agreements

A person will not become an Acquiring Person by virtue of having entered into an agreement (a “Permitted Lock-Up Agreement”) with a shareholder whereby the shareholder agrees to deposit or tender Voting Shares to a take-over bid (the “Lock-Up Bid”) made by such person, provided that the agreement meets certain requirements including:

1.
the terms of the agreement are publicly disclosed and a copy of the agreement is publicly available not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has not been made prior to the date on which such agreement is entered into, not later than the first business day following the date of such agreement;
2.
the shareholder who has agreed to tender voting shares to the Lock-Up Bid made by the other party to the agreement is permitted to terminate its obligation under the agreement, in order to tender Voting Shares to another take-over bid or transaction where: (i) the offer price or value of the consideration payable under the other take-over bid or transaction is greater than the price or value of the consideration per share at which the shareholder has agreed to deposit or tender voting shares to the Lock-Up Bid, or is equal to or greater than a specified minimum which is not more than 7% higher than the price or value of the consideration per share at which the shareholder has agreed to deposit or tender voting shares under the Lock-Up Bid; and (ii) if the number of Voting Shares offered to be purchased under the Lock-Up Bid is less than all of the Voting Shares held by shareholders (excluding shares held by the offeror), the number of Voting Shares offered to be purchased under the other take-over bid or transaction (at an offer price not lower than in the Lock-Up Bid) is greater than the number of Voting Shares offered to be purchased under the Lock-Up Bid or is equal to or greater than a specified number which is not more than 7% higher than the number of voting shares offered to be purchased under the Lock- Up Bid; and
3.
no break-up fees, top-up fees, or other penalties that exceed in the aggregate the greater of 2.5% of the price or value of the consideration payable under the Lock-Up Bid and 50% of the increase in consideration resulting from another take-over bid or transaction shall be payable by the shareholder if the shareholder fails to deposit or tender voting shares to the Lock-Up Bid.

Redemption and Waiver

If a potential offeror does not desire to make a Permitted Bid, it can negotiate with, and obtain the prior approval of, the Board to make a formal take-over bid by way of a take-over bid circular sent to all holders of Voting Shares on terms which the Board considers fair to all shareholders. In such circumstances, the Board may waive the application of the Rights Agreement thereby allowing such bid to proceed without dilution to the offeror. Any waiver of the application of the Rights Agreement in respect of a particular formal take-over bid shall also constitute a waiver of any other formal take-over bid which is made by means of a take-over bid circular to all holders of voting shares while the initial take-over bid is outstanding. The Board may also waive the application of the Rights Agreement in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Voting Shares within 14 days or such earlier or later date as may be specified by the Board. With the prior consent of the holders of Voting Shares, the Board may, prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to the foregoing, waive the application of the Rights Agreement to such Flip-in Event.

The Board may, with the prior consent of the holders of Voting Shares, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right. Rights are deemed to be redeemed following completion of a Permitted Bid, a Competing Permitted Bid or a take-over bid in respect of which the Board has waived the application of the Rights Agreement.

Protection Against Dilution

The Exercise Price, the number and nature of securities which may be purchased upon the exercise of Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution in the event of stock dividends, subdivisions, consolidations, reclassifications or other changes in the outstanding Common Shares, pro rata distributions to holders of Common Shares and other circumstances where adjustments are required to appropriately protect the interests of the holders of Rights.

Exemptions for Investment Advisors

Investment advisors (for client accounts), trust companies (acting in their capacity as trustees or administrators), statutory bodies whose business includes the management of funds (for employee benefit plans, pension plans, or insurance plans of various public bodies) and administrators or trustees of registered pension plans or funds acquiring greater than 20% of the Voting Shares are exempted from triggering a Flip-in Event, provided they are not making, either alone or jointly or in concert with any other person, a take-over bid.

Duties of the Board

The adoption of the Rights Agreement will not in any way lessen or affect the duty of the Board to act honestly and in good faith with a view to the best interests of the Company. The Board, when a take-over bid or similar offer is made, will continue to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate.

Amendment

The Company may, with the prior approval of shareholders (or the holders of Rights if the Separation Time has occurred), supplement, amend, vary or delete any of the provisions of the Rights Agreement. Any such amendment shall be effective from the date it is adopted by the Board, until it is confirmed or rejected by the shareholders. If such amendment is rejected by the shareholders, then such amendment shall cease to be effective from and after the termination of the meeting. The Company may make amendments to the Rights Agreement at any time without the prior approval of shareholders (or the holders of Rights if the Separation Time has occurred) to correct any clerical or typographical error or, subject to confirmation at the next meeting of shareholders, make amendments which are required to maintain the validity of the Rights Agreement due to changes in any applicable legislation, regulations or rules.

The Board unanimously recommends that the shareholders vote “FOR” the ratification, confirmation and approval of the Rights Agreement.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as described below, management is not aware of any material interest, direct or indirect of any informed person of the Company, or any of associate or affiliate of an informed person, in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

On March 15, 2023, the Company entered into a debt settlement agreement with 22NW, of which Aron English, one of the Company’s directors, is the Portfolio Manager (the “Debt Settlement Agreement”). Pursuant to the Debt Settlement Agreement, the Company agreed to reimburse 22NW for the debt related to the 2022 annual and special meeting of the Company (the “2022 Meeting”), being US$1,559,898 (the “Debt”), in exchange for a release of (i) the Company from any claims for reimbursement of expenses incurred by 22NW in relation to the 2022 Meeting; and (ii) the Company’s present and future directors, officers and employees of and from all actions, causes of action, suits, debts, dues, controversies, accounts, bonds, bills, covenants, contracts, agreements, judgments, claims, costs, obligations, charges, security interests and demands whatsoever, in law or in equity, which may be related to any claims 22NW now has, ever had or hereafter can, shall or may have against the Company for or by reason of or in any way arising, directly or indirectly, out of the 2022 Meeting.

Pursuant to the Debt Settlement Agreement, the Company agreed to repay the Debt by either, or a combination of, (a) a cash payment or (b) the issuance of equity securities of the Company to 22NW.

In connection with the entry into the Debt Settlement Agreement, on March 15, 2023, the Company entered into an agreement, pursuant to which the Company agreed to repay the Debt with the issuance of 3,899,745 Common Shares to 22NW at a deemed price of C$0.40 per Common Share, subject to shareholder approval at the Meeting. At the Annual General Meeting on May 30, 2023, shareholders voted to approve the issuance of Common Shares,

During 2023, C$18.9 million and C$13.6 million principal amount the January Debentures and the December Debentures, respectively, were acquired by 22NW Fund and Aron English (collectively, the “22NW Group”). Interest accrued on the Debentures owned by the 22NW Group for the year ended December 31, 2023 was C$0.4 million and interest expense paid was C$0.5 million. Interest on the Debentures held by the 22NW Group is earned on terms applicable to all Debenture holders.

On November 21, 2023, the Company announced a C$30,000,000 rights offering (the “Rights Offering”). Pursuant to the Rights Offering, the Company distributed at no charge to holders of the Common Shares of record as of the close of business on December 12, 2023, transferable subscription rights (“Rights”) to purchase up to an aggregate of up to approximately 85,714,285 Common Shares. In connection with the Rights Offering, the Company entered into a standby purchase agreement with 22NW Fund and 726 BC LLC and 726 BF LLC (together “726”) dated November 20, 2023 (the “Standby Purchase Agreement”), pursuant to which each of 22NW and 726, or their permitted assigns (collectively and including WWT, to which 726 transferred their entire holdings on December 1, 2023, the “Standby Purchasers”) agreed to exercise their basic subscription privilege under the Rights Offering in full and, in addition thereto, to collectively purchase all Common Shares not subscribed for by holders under the basic subscription privilege or additional subscription privilege (the “Standby Shares”), so that at least 85,714,285 Common Shares would be sold and the Company would realize gross proceeds of C$30,000,000 under the Rights Offering (subject to adjustments for rounding and inclusive of the obligations under the Standby Purchase Agreement). Pursuant to the Rights Offering, Aron English and 22NW Fund collectively acquired 29,767,055 Common Shares for total consideration of C$10,418,469.25, WWT and Shaun Noll, a director of the Company and Managing Member of WWT, collectively acquired 31,185,364 Common Shares for total consideration of C$10,914,877.40, and all other directors and executive officers acquired 839,884 Common Shares for total consideration of C$293,959.40.

Under the Standby Purchase Agreement, the Company agreed to reimburse the Standby Purchasers for reasonable legal and other expenses in connection with the Standby Purchase Agreement, up to a maximum of C$30,000 per Standby Purchaser.

On August 2, 2024, the Company entered into the Support Agreement with 22NW and WWT, which, among other things, replaced the Prior Support Agreement entered into with 22NW. For more information regarding the Support

Agreement, see “Proposal No. 1 – The Shareholder Rights Plan – Background to and Reasons for the Proposal – Support Agreement.”

On August 2, 2024, the Company entered into the Debenture Repurchase Agreement with 22NW and completed the repurchase of the Debentures for an aggregate price of C$22,104,591.45 (inclusive of all accrued and unpaid interest up to, but excluding, the repurchase date). For more information regarding the Debenture Repurchase Agreement, see “Proposal No. 1 – The Shareholder Rights Plan – Background to and Reasons for the Proposal – Debenture Repurchase Agreement.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table includes information, as of August 9, 2024, about the beneficial ownership of our Common Shares for:

•
each shareholder known by us to own beneficially 5% or more of our Common Shares;
•
each of our directors;
•
each of the named executive officers; and
•
all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise indicated by footnote, the number of shares and percentage ownership indicated in the following table is based on 192,967,643 outstanding Common Shares as of August 9, 2024. Our Common Shares subject to stock options or other derivative instruments that are currently exercisable or exercisable within 60 days of August 9, 2024 are deemed to be outstanding and to be beneficially owned by the entity or person holding such stock options or other derivative instrument for the purpose of computing the percentage ownership of such entity or person but are not treated as outstanding for the purpose of computing the number of shares owned and percentage ownership of any other entity or person.

Unless otherwise indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the following table will have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them, except to the extent authority is shared by spouses under community property laws. The business address for each of our directors and executive officers is c/o DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
5% shareholders
22NW Fund, LP and Aron English (1)	57,452,441	29.8%
WWT Opportunity #1 LLC and Shaun Noll (2)	53,380,753	27.7%
Directors and NEOs
Aron English (1)	57,447,988	29.8%
Shaun Noll (2)	53,380,753	27.7%
Douglas Edwards (3)	156,250	*
Scott Robinson (4)	273,269	*
Scott Ryan (5)	234,375	*
Shalima Pannikode	—	—
Benjamin Urban (6)	1,280,778	*
Fareeha Khan (7)	82,400	*
Richard Hunter (8)	1,048,822	*
Bradley Little (9)	156,250	*
All directors and executive officers as a group (10 persons)	113,904,635	59.0%

* Less than 1%.

(1) As reported on Schedule 13D/A filed with the SEC on August 5, 2024. 22NW, as the investment manager of 22NW Fund, may be deemed to beneficially own the 49,955,045 Common Shares owned by 22NW Fund. 22NW GP, as the general partner of 22NW Fund, may be deemed to beneficially own the 49,955,045 Common Shares owned by 22NW Fund. 22NW Inc., as the general partner of 22NW, may be deemed to beneficially own the 49,955,045 Common Shares owned by 22NW Fund. Aron English is the record owner of, and has the sole power to vote or direct the vote of, and the sole power to dispose or direct the disposition of, 7,492,943 Common Shares. Aron English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc., may be deemed to beneficially own the 49,955,045 Common

Shares owned directly by 22NW Fund, which, together with the Common Shares he directly beneficially owns, constitutes an aggregate of 57,447,988 Common Shares. 22NW’s aggregate holdings also includes 2,181 Common Shares held by Alexander Jones and 2,272 Common Shares held by Bryson Hirai-Hadley, each of whom are employees of 22NW Group. The address of 22NW Fund, LP is 590 1st Ave S., Unit C1, Seattle, WA 98104.

(2) As reported on Schedule 13D/A filed with the SEC on August 6, 2024. WWT is the record owner of, and has the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, 53,301,893 Common Shares. Shaun Noll is the record owner of, and has the sole power to vote or direct the vote of, and the sole power to dispose or direct the disposition of, 78,860 Common Shares. In addition, Shaun Noll, as the Managing Member of WWT, beneficially owns, and has the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 53,301,893 Common Shares beneficially owned by WWT. Together with the Common Shares that he directly owns, Shaun Noll may be deemed the beneficial owner of an aggregate of 53,380,753 Common Shares. The principal business address of WWT is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105. The address of Mr. Noll is 2494 Sand Hill Rd., Menlo Park, CA, 94025.

(3) Consists of 156,250 Common Shares held of record by Mr. Edwards.

(4) Consists of 273,269 Common Shares held of record by Mr. Robinson.

(5) Consists of 234,375 Common Shares held of record by Mr. Ryan.

(6) Consists of 1,280,778 Common Shares held of record by Mr. Urban. Exclusive of 13,800 Common Shares held by Mr. Urban’s spouse.

(7) Consists of 82,400 Common Shares held of record by Ms. Khan.

(8) Consists of 1,048,822 Common Shares held of record by Mr. Hunter.

(9) Bradley Little departed the Company on August 25, 2023. Consists of 156,250 Common Shares held of record by Mr. Little as of the last day of his employment.

OTHER MATTERS

Management is not aware of any other business to come before the Meeting, or any adjournment or postponement thereof, other than as set forth herein. If any other business properly comes before the Meeting, or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Exchange Act, it is the intention of the persons named in the proxy card to vote the Common Shares represented thereby in accordance with their best judgment on such matter. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our Corporate Secretary in the form prescribed by our current by-laws, as described under “Shareholder Proposals.”

Householding

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for the Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of the Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders may be “householding” our Proxy Materials. A single set of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of materials, please notify the Company or Broadridge Financial Solutions at the address or telephone number listed below, and the Company will then promptly deliver such additional materials to you. Shareholders who have multiple accounts in their names or who share an address with other shareholders can request “householding” and authorize your broker to discontinue mailings of multiple annual reports and management information circular and proxy statements by contacting the same addresses or telephone numbers below:

DIRTT Environmental Solutions Ltd. 7303 30th Street S.E. Calgary, Alberta Canada T2C 1N6 Tel: (403) 723-5000 Attention: Investor Relations	Broadridge Financial Solutions 51 Mercedes Way Edgewood, NY 11717 Tel: 1-800-542-1061 Attention: Householding Department	Broadridge Financial Solutions 4 King Street West, Suite 500 Toronto, Ontario Canada M5H IB6 Tel: (416) 350-0999 Attention: Householding Department

SHAREHOLDER PROPOSALS

Shareholder Proposals and Advance Notice Provisions

The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the Business Corporations Act (Alberta) (the “ABCA”) with respect to shareholder proposals. As set out under the ABCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in, because compliance with applicable law is a prerequisite for inclusion.

A shareholder proposal submitted pursuant to the rules of the SEC under Rule 14a-8 of the Exchange Act for inclusion in a management information circular and proxy statement distributed to shareholders prior to the 2025 annual meeting of shareholders of the Company (other than in respect of the nomination of directors) must be received by the Company no later than November 28, 2024 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholder who intends to solicit proxies in support of any director nominee other than the Company’s nominees must also comply with the notice and content requirements of Rule 14a-19 under the Exchange Act (known as the universal proxy rule) in addition to the deadlines in the advance notice provisions of our current by-laws, described in further detail below. Thus, if a shareholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of our current by-laws for the 2025 annual meeting of shareholders, then such shareholder must also provide proper written notice postmarked or transmitted electronically to the Company at its principal executive office that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the anniversary of the 2024 annual meeting (that is, March 10, 2025); provided, however, that if the date of the 2025 annual meeting is more than 30 days before or after the anniversary of the 2024 annual meeting of shareholders, to be properly brought, the notice by the shareholder must be received by the later of 60 calendar days prior to the date of the 2025 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made by the Company.

Under the advance notice provisions of our current by-laws, a shareholder who intends to nominate a director for election at the 2025 annual meeting of shareholders must give notice of such nomination (a “Nomination Notice”) in proper form to the Chair of the Board not less than 30 days before the 2025 annual meeting, unless such meeting is called for a date that is less than 50 days following the date on which the first public filing or announcement of the date of such meeting was made, in which case a Nomination Notice must be given not later than the close of business on the 10th day following the date of such public filing or announcement; except that, if “notice-and-access” pursuant to and in accordance with applicable securities laws is used for delivery of proxy related materials in respect of the 2025 annual meeting and the date on which the first public filing or announcement of the date of such meeting was made in respect of such meeting is not less than 50 days prior to the date of the meeting, the Nomination Notice must be received not less than 40 days before the date of the applicable meeting. Our current by-laws include the full text of the advance notice provisions. These provisions are generally intended to provide shareholders, directors and management of the Company with a clear framework for nominating directors. These provisions set deadlines, as outlined above, for a shareholder to notify the Company of his, her or its intention to nominate one or more directors at a shareholders’ meeting, and explains the information that must be included with the notice for it to be valid.

Our current by-laws are available on our website at www.dirtt.com, on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

The ABCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for an annual meeting of shareholders of the Company, any such shareholder proposal under the ABCA must be received by the Company at least 90 days before the anniversary date of the last annual meeting of shareholders, or February 8, 2025 for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2025 annual meeting of shareholders of the Company.

Written requests for inclusion of a shareholder proposal pursuant to the rules of the SEC under the Exchange Act or pursuant to the ABCA should be addressed to our Corporate Secretary at our principal executive offices as follows:

DIRTT Environmental Solutions Ltd.

7303 30th Street S.E.

Calgary, Alberta

Canada T2C 1N6

Attention: Corporate Secretary

ANNUAL REPORT, PROXY STATEMENT AND OTHER INFORMATION

We file or furnish annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, including DIRTT, that file electronically with the SEC. We are also subject to requirements of the applicable securities laws of Canada, and documents that we file with the Canadian Securities Administrators may be found at www.sedarplus.ca.

Our Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 10-K”), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (“Q1 10-Q”) and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 (“Q2 10-Q”), each contain financial information, including financial statements and management’s discussion and analysis for our most recently completed fiscal year and fiscal quarter. Our 2023 10-K, Q1 10-Q, Q2 10-Q and other information may be obtained without charge upon written request addressed to 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6 or by telephone at (403) 723-5000, in each case Attention: Investor Relations.

We have not authorized anyone to provide you with any information other than the information contained in this Proxy Statement. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you.

This Proxy Statement is dated August 16, 2024. You should assume that the information contained in this Proxy Statement is accurate as of that date only. Our business, financial condition, results of operations and prospects may have changed since that date.

Appendix A

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

DATED AS OF

August 2, 2024

BETWEEN

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

AND

COMPUTERSHARE TRUST COMPANY OF CANADA
AS RIGHTS AGENT

(AMENDING AND RESTATING THE SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 22, 2024)

Table of Contents

ARTICLE 1 INTERPRETATION	A-2
1.1 Certain Definitions	A-15
1.2 Currency	A-15
1.3 Number and Gender	A-16
1.4 Headings	A-16
1.5 Statutory References	A-16
1.6 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares	A-16
1.7 Acting Jointly or in Concert	A-16
Article 2 THE RIGHTS	A-17
2.1 Legend on Share Certificates	A-17
2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights	A-17
2.3 Adjustments to Exercise Price; Number of Rights	A-20
2.4 Date on Which Exercise Is Effective	A-24
2.5 Execution, Authentication, Delivery and Dating of Rights Certificates	A-24
2.6 Registration, Transfer and Exchange	A-25
2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates	A-26
2.8 Persons Deemed Owners of Rights	A-26
2.9 Delivery and Cancellation of Certificates	A-26
2.10 Agreement of Rights Holders	A-27
2.11 Rights Certificate Holder Not Deemed a Shareholder	A-27
Article 3 adjustments to THE RIGHTS	A-28
3.1 Flip-in Event	A-28
Article 4 THE RIGHTS AGENT	A-29
4.1 General	A-29
4.2 Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	A-30
4.3 Duties of Rights Agent	A-31
4.4 Change of Rights Agent	A-32
4.5 Compliance with Anti-Money Laundering Legislation	A-33
4.6 Privacy Legislation	A-33
4.7 Liability	A-33
Article 5 MISCELLANEOUS	A-34
5.1 Redemption and Waiver	A-34
5.2 Expiration	A-36
5.3 Issuance of New Rights Certificates	A-36
5.4 Supplements and Amendments	A-36
5.5 Fractional Rights and Fractional Shares	A-37
5.6 Rights of Action	A-38
5.7 Regulatory Approvals	A-38
5.8 Notice of Proposed Actions	A-38
5.9 Notices	A-38
5.10 Rights of Board and Corporation	A-39
5.11 Costs of Enforcement	A-40
5.12 Successors	A-40
5.13 Benefits of this Agreement	A-40
5.14 Governing Law	A-40
5.15 Language	A-40
5.16 Severability	A-40

A - i -

Table of Contents

(continued)

5.17 Effective Date	A-40
5.18 Reconfirmation	A-41
5.19 Determinations and Actions by the Board of Directors	A-41
5.20 Declaration as to Non-Canadian Holders and Non-U.S. Holders	A-41
5.21 Time of the Essence	A-41
5.22 Execution in Counterparts	A-41

A - ii -

AMENDED aND RESTATED shareholder rights plan AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT is made as of August 2, 2024 between DIRTT Environmental Solutions Ltd. (the "Corporation"), a corporation amalgamated under the laws of the Province of Alberta, and Computershare Trust Company of Canada, a trust company continued under the laws of Canada and registered to carry on business in all provinces of Canada (the "Rights Agent") and amends and restates the Original Agreement (as defined below).

WHEREAS the Corporation and the Rights Agent entered into a shareholder rights plan agreement as of March 22, 2024 (the "Original Agreement") in respect of a shareholder rights plan (the "Original Rights Plan");

AND WHEREAS the Board of Directors (as hereinafter defined), in the exercise of its fiduciary duties to the Corporation, determined that it is advisable for the Corporation to amend and restate the Original Agreement in its entirety on the terms and conditions and in the form of this Agreement (as hereinafter defined), and to effect the continued distribution of Rights (as hereinafter defined) under the Original Rights Plan as amended and restated herein to prevent, to the extent possible, a creeping takeover of the Corporation and to ensure, to the extent possible, the fair treatment of all shareholders in connection with any take-over bid for the securities of the Corporation, and to ensure that the Board of Directors is provided with sufficient time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value;

AND WHEREAS in order to amend and restate the Original Agreement in its entirety on the terms and conditions and in the form of this Agreement (as hereinafter defined), the Board of Directors has:

(a)
confirmed and authorized the issuance, effective at the close of business (Calgary time) on April 1, 2024 (the "Record Time"), of one Right in respect of each Common Share (as hereinafter defined) outstanding at the Record Time;
(b)
confirmed and authorized the issuance of one Right in respect of each Voting Share of the Corporation issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); and
(c)
confirmed and authorized the issuance of Rights Certificates (as hereinafter defined) to holders of Rights pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Corporation desires to confirm the appointment of the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to continue to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein.

NOW THEREFORE in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

Article 1

INTERPRETATION

1.1
Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)
"ABCA" shall mean the Business Corporations Act (Alberta);
(b)
"Acquiring Person" shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term "Acquiring Person" shall not include:
(i)
the Corporation or any Subsidiary of the Corporation;
(ii)
any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:
(A)
a Voting Share Reduction;
(B)
a Permitted Bid Acquisition;
(C)
an Exempt Acquisition;
(D)
a Pro Rata Acquisition; or
(E)
a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of the operation of Paragraphs (A), (B), (C), (D) or (E) above and such Person's Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition or any combination thereof), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

(iii)
for a period of ten days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(g)(B) solely because such Person is making or has announced a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of public announcement that any Person is making or intends to make a Take-over Bid;
(iv)
an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation pursuant to an underwriting agreement with the Corporation; or

(v)
a Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding Voting Shares determined as at the Effective Date, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Effective Date, become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Effective Date, other than through one of a Permitted Bid Acquisition, an Exempt Acquisition, a Voting Share Reduction, a Pro Rata Acquisition or a Convertible Security Acquisition or any combination thereof; and provided, further, that a Person shall cease to be a Grandfathered Person in the event that such Person ceases to Beneficially Own 20% or more of the then outstanding Voting Shares at any time after the Effective Date. For greater certainty, in the case of WWT Opportunity #1 LLC ("WWT"), for the purposes of determining the 1% threshold for this item (v), any Voting Shares acquired in accordance with item (iii) of the definition of Exempt Acquisition will be deemed held immediately prior to the Effective Date;
(c)
"Affiliate", when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;
(d)
"Agreement" shall mean this amended and restated shareholder rights plan agreement dated as of August 2, 2024, between the Corporation and the Rights Agent, as amended or supplemented from time to time; "hereof", "herein", "hereto" and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;
(e)
"annual cash dividend" shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate on a per share basis, in any fiscal year, the greater of:
(i)
200% of the aggregate amount of cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;
(ii)
300% of the arithmetic mean of the aggregate amounts of the cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and
(iii)
100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year;
(f)
"Associate" shall mean, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person and a relative of that Person if that relative has the same residence as that Person;

(g)
A Person shall be deemed the "Beneficial Owner" of, and to have "Beneficial Ownership" of, and to "Beneficially Own":
(i)
any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;
(ii)
any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable within a period of 60 days, whether or not on condition or on the happening of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, or upon the exercise of any conversion, exchange or purchase right (other than the Rights) attaching to a Convertible Security, including but not limited to any lock-up agreement or similar agreement, arrangement or understanding that is not a Permitted Lock-Up Agreement; other than pursuant to (x) customary agreements between the Corporation and underwriters or between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, and (y) pledges of securities in the ordinary course of business;
(iii)
any securities which are Beneficially Owned within the meaning of Subsections 1.1(g)(i) or (ii) by any other Person with which such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

(A)
where such security has been deposited or tendered pursuant to any Take-over Bid or where the holder of such security has agreed pursuant to a Permitted Lock-Up Agreement to deposit or tender such security pursuant to a Take-Over Bid, in each case made by such Person, made by any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, until such deposited or tendered security has been taken up or paid for, whichever shall first occur;
(B)
where such Person, any of such Person's Affiliates or Associates or any other Person referred to in Subsection 1.1(g)(iii), holds such security provided that:
(1)
the ordinary business of any such Person (the "Investment Manager") includes the management of mutual funds or investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans and/or includes the acquisition or holding of securities for a non-discretionary account of a Client by a dealer or broker registered under applicable securities laws to the extent required) and such security is held by the Investment Manager in the ordinary course of such business and in the performance of such Investment Manager's duties for the account of any other Person or Persons (a "Client");

(2)
such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an "Estate Account") or in relation to other accounts (each an "Other Account") and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;
(3)
such Person is a pension plan or fund registered under the laws of Canada or any Province thereof or the laws of the United States of America (a "Plan") or is a Person established by statute for purposes that include, and the ordinary business or activity of such Person (the "Statutory Body") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies; or
(4)
such Person (the "Administrator") is the administrator or trustee of one or more Plans and holds such security for the purposes of its activities as an Administrator;

provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market), alone or by acting jointly or in concert with any other Person;

(C)
only because such Person or any of such Person's Affiliates or Associates is (1) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or (3) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;
(D)
only because such Person is (1) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (2) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (3) a Plan and such security is owned at law or in equity by the Administrator of the Plan provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person; or
(E)
where such person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depository provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;
(h)
"Board of Directors" shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof;
(i)
"Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Calgary, Alberta are authorized or obligated by law to close;
(j)
"Canadian Dollar Equivalent" of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate in effect on such date;
(k)
"close of business" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal office of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office of the Rights Agent) is closed to the public; provided, however, that for the purposes of the definitions of "Competing Permitted Bid" and "Permitted Bid", "close of business" on any date means 11:59 p.m. (local time at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time at the place of deposit) on the next succeeding Business Day);
(l)
"Common Shares" shall mean the common shares in the capital of the Corporation as presently constituted, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time;
(m)
"Competing Permitted Bid" shall mean a Take-over Bid which also complies with the following additional provisions:
(i)
the Take-over bid is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;
(ii)
the Take-over Bid complies with all of the provisions of a Permitted Bid other than the condition set forth in Subsection (iii) of the definition of a Permitted Bid; and

(iii)
no Voting Shares are taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is the last day of the initial deposit period that the Offeror must allow securities to be deposited under the Take-over Bid pursuant to NI 62-104;

provided that, should a Competing Permitted Bid cease to be a Competing Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, then any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares made prior to such time, shall not be a Permitted Bid Acquisition.

(n)
A specified Person is "controlled" by another Person or two or more Persons acting jointly or in concert if:
(i)
securities entitled to vote in the election of directors carrying more than 50 percent of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate;
(ii)
in the case of a specified Person that is a partnership that does not have directors, other than a limited partnership, the other Person holds more than 50 percent of the interests in the partnership; or
(iii)
in the case of a specified Person that is a limited partnership, the other Person is the general partner of the limited partnership;

and "controls", "controlling" and "under common control with" shall be interpreted accordingly;

(o)
"Convertible Security" shall mean a security convertible, exercisable or exchangeable into a Voting Share and a "Convertible Security Acquisition" shall mean an acquisition by a Person of Voting Shares upon the exercise, conversion or exchange of a Convertible Security received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;
(p)
"Co-Rights Agents" shall have the meaning ascribed thereto in Subsection 4.1(a);
(q)
"Disposition Date" shall have the meaning ascribed thereto in Subsection 5.1(d);
(r)
"Dividend Reinvestment Acquisition" shall mean an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;
(s)
"Dividend Reinvestment Plan" shall mean a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:
(i)
dividends paid in respect of shares of any class of the Corporation;
(ii)
proceeds of redemption of shares of the Corporation;

(iii)
interest paid on evidences of indebtedness of the Corporation; or
(iv)
optional cash payments;

be applied to the purchase from the Corporation of Voting Shares;

(t)
"Effective Date" shall mean March 22, 2024;
(u)
"Election to Exercise" shall have the meaning ascribed thereto in Subsection 2.2(d)(ii);
(v)
"Exempt Acquisition" shall mean an acquisition of Voting Shares and/or Convertible Securities:
(i)
by a Person in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.1(b), (c) or (d);
(ii)
by a Person pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (A) to the public pursuant to a prospectus or similar document, provided that such Person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such distribution, or (B) pursuant to a distribution, provided that (x) all necessary stock exchange approvals for such private placement have been obtained and such distribution complies with the terms and conditions of such approvals, and (y) such Person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the distribution and, in making this determination, the securities to be issued to such Person on the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the distribution;
(iii)
by WWT or its Affiliates prior to the 90th day following the annual general meeting of the shareholders of the Corporation to be held in 2026, in accordance with applicable laws and the rules of the Toronto Stock Exchange, provided that any such acquisition is a non-treasury issuance of Voting Shares or Convertible Securities and as a result of any such acquisition, WWT shall not Beneficially Own in excess of 57,447,988 Voting Shares; or
(iv)
by a Person pursuant to an amalgamation, merger, arrangement or other statutory procedure requiring shareholder approval;
(w)
"Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be:
(i)
until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and
(ii)
from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share;

(x)
"Expansion Factor" shall have the meaning ascribed thereto in Subsection 2.3(a)(x);
(y)
"Expiration Time" means the earlier of:
(i)
the Termination Time; and
(ii)
the date of termination of this Agreement pursuant to Sections 5.17 or 5.18.
(z)
"Fiduciary" shall mean, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States of America, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940 or any other securities legislation of the United States of America or any state of the United States of America;
(aa)
"Flip-in Event" shall mean a transaction in or pursuant to which any Person becomes an Acquiring Person;
(bb)
"holder" shall have the meaning ascribed thereto in Section 2.8;
(cc)
"Independent Shareholders" shall mean holders of Voting Shares, other than:
(i)
any Acquiring Person;
(ii)
any Offeror, other than a Person who, by virtue of Subsection 1.1(g)(B), is not deemed to Beneficially Own such Voting Shares at the relevant time;
(iii)
any Affiliate or Associate of such Acquiring Person or Offeror;
(iv)
any Person acting jointly or in concert with such Acquiring Person or Offeror; and
(v)
any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;
(dd)
"Market Price" per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be:
(i)
the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the securities exchange or national securities quotation system on which such securities are listed or admitted for trading on which the largest number of such securities were traded during the most recently completed calendar year;
(ii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or on a national securities quotation system, the last sale price or, in case no such sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or
(iii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if for any reason none of such prices is available on such day, the closing price per share of such securities on such date means the fair value per share of such securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof;

(ee)
"NI 62-104" means National Instrument 62-104 – Take-Over Bids and Issuer Bids;
(ff)
"Nominee" shall have the meaning ascribed thereto in Subsection 2.2(c);
(gg)
"Offer to Acquire" shall include:
(i)
an offer to purchase or a solicitation of an offer to sell Voting Shares or a public announcement of an intention to make such an offer or solicitation; and
(ii)
an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(hh)
"Offeror" shall mean a Person who has made a public announcement of a current intention to make or who is making a Take-over Bid but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired;

(ii)
"Permitted Bid" shall mean a Take-over Bid, made by an Offeror by way of take-over bid circular, which also complies with the following additional provisions:
(i)
the Take-over Bid is made to all holders of Voting Shares on the books of the Corporation, other than the Offeror;
(ii)
no Voting Shares are taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by Independent Shareholders (x) shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn and (y) have previously been or are taken up at the same time;
(iii)
no Voting Shares are taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is no earlier than the earlier of (A) 105 days following the date of the Take-over Bid and (B) the last day of the initial deposit period that the Offeror must allow securities to be deposited under the Take-over Bid pursuant to NI 62-104;
(iv)
Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and
(v)
if on the date on which Voting Shares may be taken up and paid for under the Take-over Bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror makes a public announcement of that fact and the Take-over Bid is extended to remain open for deposits and tenders of Voting Shares for not less than ten days from the date of such public announcement.

For purposes of this Agreement, (A) should a Take-over Bid which qualified as a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition and (B) the term "Permitted Bid" shall include a Competing Permitted Bid;

(jj)
"Permitted Bid Acquisition" shall mean an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;
(kk)
"Permitted Lock-Up Agreement" shall mean an agreement between a Person and one or more holders of Voting Shares pursuant to which such holders (each a "Locked-Up Person") agree to deposit or tender Voting Shares to a Take-Over Bid (the "Lock-Up Bid") made or to be made by such Person or any of such Person's Affiliates or Associates or any other Person with which such Person is acting jointly or in concert, provided that:
(i)
the terms of such agreement are publicly disclosed and a copy of such agreement is made available to the public (including the Corporation) not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the first business day following the date of such agreement;

(ii)
the agreement permits a Locked-Up Person to terminate its obligation to deposit or tender Voting Shares to or not to withdraw such Voting Shares from the Lock-Up Bid, in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction:
(A)
where the price or value of the consideration per Voting Share offered under such other Take-over Bid or transaction:
(1)
is greater than the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid; or
(2)
exceeds by as much as or more than a specified amount (the "Specified Amount") the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid; and
(B)
if the number of Voting Shares offered to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares held by Independent Shareholders, where the number of Voting Shares to be purchased under such other Take-over Bid or transaction at a price or value per Voting Share that is not less than the price or value per Voting Share offered under the Lock-Up Bid:
(1)
is greater than the number of Voting Shares that the Offeror has offered to purchase under the Lock-Up Bid; or
(2)
exceeds by as much as or more than a specified number (the "Specified Number") the number of Voting Shares that the Offeror has offered to purchase under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares offered to be purchased under the Lock-Up Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to at least match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

(iii)
no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in aggregate the greater of:
(A)
the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to a Locked-Up Person; and

(B)
50% of the amount by which the price or value of the consideration received by a Locked-Up Person under another Take-over Bid or transaction exceeds the price or value of the consideration that the Locked-Up Person would have received under the Lock-Up Bid, shall be payable by such Locked-Up Person pursuant to the agreement if the Locked-Up Person fails to deposit or tender Voting Shares to the Lock- Up Bid, withdraws Voting Shares previously tendered thereto or supports another transaction;

(ll)
"Person" shall include an individual, body corporate, firm, partnership, syndicate or other form of unincorporated association, trust, trustee, executor, administrator, legal personal representative, group, unincorporated organization, a government and its agencies or instrumentalities, or other entity whether or not having legal personality;
(mm)
"Pro Rata Acquisition" shall mean an acquisition by a Person of Voting Shares pursuant to:
(i)
a Dividend Reinvestment Acquisition;
(ii)
a stock dividend, stock split or other event in respect of securities of the Corporation of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series; or
(iii)
the acquisition or the exercise by the Person of rights to purchase Voting Shares issued by the Corporation to all holders of securities of the Corporation (other than holders resident in any jurisdiction where such issuance is restricted or impractical as a result of applicable law) of one or more particular classes or series pursuant to a rights offering provided that such rights are acquired directly from the Corporation and not from any other Person; or
(iv)
a distribution of Voting Shares or of Convertible Securities made pursuant to a prospectus or by way of a private placement or a conversion or exchange of any Convertible Security;

provided, however, that such Person does not thereby acquire a greater percentage of such Voting Shares or of Convertible Securities so offered than such Person's percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(nn)
"Record Time" shall have the meaning set forth in the recitals hereto;
(oo)
"Redemption Price" shall have the meaning attributed thereto in Subsection 5.1(a);
(pp)
"Right" shall mean a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;
(qq)
"Rights Certificate" shall mean a certificate representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1;
(rr)
"Rights Register" shall have the meaning ascribed thereto in Subsection 2.6(a)

(ss)
"Securities Act" shall mean the Securities Act (Alberta);
(tt)
"Separation Time" shall mean, subject to Subsection 5.1(d), the close of business on the tenth Trading Day after the earlier of:
(i)
the Stock Acquisition Date;
(ii)
the date of the commencement of or first public announcement of the current intention of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and
(iii)
the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as such;

or such later time as may be determined by the Board of Directors, provided that, if any Take-over Bid referred to in Subsection 1.1(tt)(ii) above expires, is not made, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been commenced, made or announced and further provided that if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-in Event, then the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred and further provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time;

(uu)
"Stock Acquisition Date" shall mean the first date of public announcement or disclosure by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person which for the purposes of this definition shall include, without limitation, a report filed pursuant to Part 5 of NI 62-104, Section 4.5 of National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues or Section 13(d) of the 1934 Exchange Act announcing or disclosing such information;
(vv)
"Subsidiary" a Person is a Subsidiary of another Person if:
(i)
it is controlled by:
(A)
that other; or
(B)
that other and one or more Persons each of which is controlled by that other; or
(C)
two or more Persons each of which is controlled by that other; or
(ii)
it is a Subsidiary of a Person that is that other's Subsidiary;
(ww)
"Take-over Bid" shall mean an Offer to Acquire Voting Shares or Convertible Securities, if, assuming that the Voting Shares or Convertible Securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, the Voting Shares Beneficially Owned by the

Person making the Offer to Acquire would constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire;
(xx)
"Termination Time" shall mean the time at which the right to exercise Rights shall terminate pursuant to Section 5.1(g);
(yy)
"Trading Day", when used with respect to any securities, shall mean a day on which the securities exchange or national securities quotation system on which such securities are listed or admitted to trading on which the largest number of such securities were traded during the most recently completed calendar year is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day;
(zz)
"U.S. – Canadian Exchange Rate" on any date shall mean:
(i)
if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and
(ii)
in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith;
(aaa)
"U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars means on any day the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate in effect on such date;
(bbb)
"Voting Share Reduction" shall mean an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of outstanding Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding;
(ccc)
"Voting Shares" shall mean the Common Shares and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors;
(ddd)
"1933 Securities Act" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto; and
(eee)
"1934 Exchange Act" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.
1.2
Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3
Number and Gender

Wherever the context will require, terms (including defined terms) used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4
Headings

The division of this Agreement into Articles, Sections, Subsections, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5
Statutory References

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.6
Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares
(a)
For purposes of this Agreement, in determining the percentage of outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of which such Person is deemed to be the Beneficial Owner shall be deemed to be outstanding.
(b)
For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

100 x A/B

where:

A = the number of votes for the election of directors of the Corporation generally attaching to the Voting Shares Beneficially Owned by such Person; and

B = the number of votes for the election of directors of the Corporation generally attaching to all outstanding Voting Shares.

The percentage of outstanding Voting Shares represented by any particular group of Voting Shares acquired or held by any Person shall be determined in like manner mutatis mutandis.

1.7
Acting Jointly or in Concert

For purposes of this Agreement a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment, arrangement or understanding, whether formal or informal or written or unwritten, with the first Person to acquire or Offer to Acquire any Voting Shares or Convertible Securities (other than: (a) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation; (b) pledges of securities in the ordinary course of business; and (c) Permitted Lock-Up Agreements).

Article 2
THE RIGHTS

2.1 Legend on Share Certificates

Certificates representing Voting Shares which are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Voting Share represented thereby until the earlier of the Separation Time or the Expiration Time and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the earlier of the Separation Time or the Expiration Time (as both terms are defined in the Shareholder Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement dated as of March 22, 2024, as may be amended, restated or supplemented from time to time (the "Shareholder Rights Agreement"), between DIRTT Environmental Solutions Ltd. (the "Corporation") and Computershare Trust Company of Canada, as Rights Agent, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Shareholder Rights Agreement, the Rights may be amended or redeemed, may expire or may become void (if, in certain cases they are "Beneficially Owned" by an "Acquiring Person" as such terms are defined in the Shareholder Rights Agreement, whether currently held by or on behalf of such Person or a subsequent holder) or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)
Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or its U.S. Dollar Equivalent, as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.
(b)
Until the Separation Time:
(i)
the Rights shall not be exercisable and no Right may be exercised; and
(ii)
each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share.
(c)
From and after the Separation Time and prior to the Expiration Time:
(i)
the Rights shall be exercisable; and

(ii)
the registration and transfer of Rights shall be separate from and independent of Voting Shares.

Promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to each holder of record of Voting Shares as of the Separation Time and, in respect of each Convertible Security converted into Voting Shares after the Separation Time and prior to the Expiration Time, promptly after such conversion, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to the holder so converting (other than in either case an Acquiring Person and any Transferee whose rights are or become null and void pursuant to Section 3.1(b) and, in respect of any Rights Beneficially Owned by such Acquiring Person or Transferee which are not held of record by such Acquiring Person or Transferee, the holder of record of such Rights (a "Nominee")), at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time or at the time of conversion, as applicable, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(y) a disclosure statement prepared by the Corporation describing the Rights,

provided that a Nominee shall be sent the materials provided for in (x) and (y) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first Person to furnish such information and documentation as the Corporation deems necessary.

(d)
Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Calgary, Canada or any other office of the Rights Agent in cities designated from time to time for that purpose by the Corporation with the approval of the Rights Agent:
(i)
the Rights Certificate evidencing such Rights;
(ii)
an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or such holder's executors or administrators or other personal representatives or such holder's or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii)
payment by certified cheque, banker's draft, money order or wire transfer payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.
(e)
Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Subsection 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Subsection 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon as soon as practicable:
(i)
requisition from the transfer agent certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);
(ii)
when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;
(iii)
after receipt of the certificates referred to in Subsection 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;
(iv)
when appropriate, after receipt, deliver the cash referred to in Subsection 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and
(v)
remit to the Corporation all payments received on the exercise of Rights.
(f)
In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.
(g)
The Corporation covenants and agrees that it will:
(i)
take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;
(ii)
take all such action as may be necessary and within its power to comply with the requirements of the ABCA, the Securities Act and the other applicable securities laws or comparable legislation of each of the provinces of Canada, the 1933 Securities Act, the 1934 Exchange Act, and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii)
use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the stock exchanges and markets on which such Common Shares were traded immediately prior to the Stock Acquisition Date;
(iv)
pay when due and payable, if applicable, any and all federal, provincial, state and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares issued upon the exercise of Rights in a name other than that of the holder of the Rights being transferred or exercised; and
(v)
after the Separation Time, except as permitted by Sections 5.1 and 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3 Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

(a)
In the event the Corporation shall at any time after the Effective Date and prior to the Expiration Time:
(i)
declare or pay a dividend on Common Shares payable in Common Shares or Convertible Securities in respect thereof other than pursuant to any Dividend Reinvestment Plan;
(ii)
subdivide or change the then outstanding Common Shares into a greater number of Common Shares;
(iii)
consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or
(iv)
issue any Common Shares (or Convertible Securities in respect thereof) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3,

then the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights) shall be adjusted as of the payment or effective date in the manner set forth below.

If the Exercise Price and number of Rights outstanding are to be adjusted:

x the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

y each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

Adjustments made pursuant to this Section 2.3(a) shall be made successively, whenever an event referred to in this Section 2.3(a) occurs.

If, after the Effective Date and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Subsections 2.3(a)(i) or 2.3(a)(iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.1.

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(b)
In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the issuance of rights, options or warrants (other than Rights) to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities in respect of Common Shares) at a price per Common Share (or, in the case of a Convertible Security, having a conversion, exchange or exercise price per share, including the price required to be paid to purchase such Convertible Security) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:
(i)
the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities, including the price required to be paid to purchase such Convertible Securities) would purchase at such Market Price per Common Share; and
(ii)
the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any Dividend Reinvestment Plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)
In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding rights, options or warrants expiring within 45 calendar days after such record date) to purchase Common Shares or Convertible Securities in respect of Common Shares, the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the evidences of indebtedness, cash, assets, rights, options or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.
(d)
Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Any adjustment required by Section 2.3 shall be made as of:
(i)
the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to Subsection 2.3(a); or
(ii)
the record date for the applicable dividend or distribution, the case of an adjustment made pursuant to Subsection 2.3(b) or (c), subject to readjustment to reverse the same if such distribution shall not be made.
(e)
In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Subsection 2.3(a)(i) or (iv) or Subsections 2.3(b) or (c), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c), shall be made. Subject to Subsections 5.4(b) and (c), the Corporation and the Rights Agent may, with the prior approval of the holders of the Common Shares, amend this Agreement as appropriate to provide for such adjustments.
(f)
Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.
(g)
Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.
(h)
In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.
(i)
Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:
(i)
consolidation or subdivision of Common Shares;
(ii)
issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;
(iii)
stock dividends; or
(iv)
issuance of rights, options or warrants referred to in this Section 2.3,

hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.

(j)
Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:
(i)
promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and
(ii)
promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy;

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4 Date on Which Exercise Is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the absolute holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5 Execution, Authentication, Delivery and Dating of Rights Certificates

(a)
The Rights Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Corporation reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the

Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.
(b)
Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.
(c)
Each Rights Certificate shall be dated the date of countersignature thereof.

2.6 Registration, Transfer and Exchange

(a)
After the Separation Time, the Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent, at its office in the City of Calgary, is hereby appointed registrar for the Rights (the "Rights Registrar") for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.
(b)
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.
(c)
All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.
(d)
Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)
If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.
(b)
If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:
(i)
evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and
(ii)
such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless,

then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)
As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.
(d)
Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8 Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Right shall mean the registered holder of such Right (or, prior to the Separation Time, of the associated Common Share).

2.9 Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(a)
to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;
(b)
that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share certificate representing such Right;
(c)
that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;
(d)
that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;
(e)
that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);
(f)
that, subject to the provisions of Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and
(g)
that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of preliminary or permanent injunctions or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

2.11 Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

article 3
ADJUSTMENTS TO THE RIGHTS

3.1 Flip-in Event

(a)
Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).
(b)
Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:
(i)
an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person); or
(ii)
a transferee or other successor in title, directly or indirectly, (a "Transferee") of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), where such Transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), that has the purpose or effect of avoiding Subsection 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including any Transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration or transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not null and void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1 and such Rights shall become null and void.

(c)
From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the ABCA, the Securities Act and the other applicable securities laws or comparable legislation of each of the provinces of Canada and in any other jurisdiction where the Corporation is subject to such laws and the rules of the stock exchanges or quotation systems where the Common Shares are listed or quoted at such time in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.
(d)
Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.1(b)(i) or (ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain or will be deemed to contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of such Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Agreement.

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend and provided further that the fact that such legend does not appear on a certificate is not determinative of whether any Rights represented thereby are void under this Section.

ARTICLE 4
THE RIGHTS AGENT

4.1 General

(a)
The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents ("Co-Rights Agents") as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements reasonably incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent pursuant to Section 4.3(a)). The Corporation also agrees to indemnify the Rights Agent, and its officers, directors, employees and agents for, and to hold it and them harmless against, any loss, liability or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent or such persons, for anything done or omitted by the Rights Agent or such persons in connection with the acceptance and administration of this Agreement, including legal costs and expenses, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.
(b)
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
(c)
The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2 Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)
Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.
(b)
In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3 Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)
the Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also consult with such other experts as the Rights Agent may reasonably consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert;
(b)
whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;
(c)
the Rights Agent will be liable hereunder only for its own gross negligence, bad faith or wilful misconduct;
(d)
the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof), or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;
(e)
the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment or any written notice from the Corporation or any holder that a Person has become an Acquiring Person); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;
(f)
the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;
(g)
the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual. It is understood that instructions to the Rights Agent shall, except where circumstances make it impractical or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as practicable after the giving of such instructions;
(h)
the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and
(i)
the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4 Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate, if any, for inspection by the Corporation), may apply, at the Corporation's expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Alberta. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall, upon payment in full of any outstanding amounts owing by the Corporation to the Rights Agent under this Agreement, deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

4.5 Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days' prior written notice to the Corporation, provided: (i) that the Rights Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent's satisfaction within such 10 day period, then such resignation shall not be effective.

4.6 Privacy Legislation

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual's personal information (collectively, "Privacy Laws") applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

4.7 Liability

Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

article 5
MISCELLANEOUS

5.1.
Redemption and Waiver
(a)
The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares or of the holders of Rights given in accordance with Section 5.1(i) or (j), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").
(b)
The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares given in accordance with Section 5.1(i), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in Subsection 5.1(d), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.
(c)
The Board of Directors acting in good faith may, until the occurrence of a Flip-in Event upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to such particular Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by way of take-over bid circular sent to all holders of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(d)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event subsequently occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(c).
(d)
Notwithstanding the provisions of Subsections 5.1(b) and (c) hereof, the Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement, and in the event such waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(d) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the "Disposition Date"), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring

Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.
(e)
The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person which has made a Permitted Bid, a Competing Permitted Bid or a Take-Over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Subsection 5.1(c) the application of Section 3.1, takes up and pays for Voting Shares in connection with such Permitted Bid, Competing Permitted Bid or Take-over bid, as the case may be.
(f)
Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Corporation shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.
(g)
If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances in which Subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with Subsection 5.1(i) or (j), as the case may be, the right to exercise the Rights, will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.
(h)
Within ten Business Days after the Board of Directors elects or is deemed to elect to redeem the Rights or if Subsection 5.1(a) is applicable within ten Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(i) or (j), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.
(i)
If a redemption of Rights pursuant to Subsection 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's by-laws.

(j)
If a redemption of Rights pursuant to Subsection 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in Subsections (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the ABCA, with respect to meetings of shareholders of the Corporation.
(k)
The Corporation shall not be obligated to make a payment of the Redemption Price to any holder of Rights unless such holder is entitled to receive at least $10 in respect of all of the Rights held by such holder.
5.2.
Expiration

No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1 of this Agreement.

5.3.
Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4.
Supplements and Amendments
(a)
The Corporation may, without the prior approval of the holders of Voting Shares or Rights, make amendments to this Agreement:
(i)
to correct any clerical or typographical error;
(ii)
which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder; or
(iii)
to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action pursuant to this paragraph (iii) shall not adversely affect the interests of the holders of Voting Shares or Rights in any material respect.
(b)
Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Voting Shares, at any time before the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Voting Shares shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.
(c)
Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the ABCA, with respect to meetings of shareholders of the Corporation.
(d)
Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a)(ii) shall:
(i)
if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;
(ii)
if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting (or any adjournment of such meeting) at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

(e)
Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.
5.5.
Fractional Rights and Fractional Shares
(a)
The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Corporation shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.
(b)
The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.
5.6.
Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights, or Rights to which such holder is entitled, in the manner provided in such holder's Rights Certificate and in this Agreement.

Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7.
Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including without limiting the generality of the foregoing, any necessary approvals of the Toronto Stock Exchange, or any other applicable stock exchange or market or national securities quotation system.

5.8.
Notice of Proposed Actions

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect or permit (in cases where the Corporation's permission is required) any Flip-in Event or to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of taking of such proposed action by the Corporation.

5.9.
Notices
(a)
Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

DIRTT Environmental Solutions Ltd.

7303, 30 Street S.E.

Calgary, Alberta T2C 1N6

Attention: Legal Department

Fax No.:(403) 723-6644

Email: legal@dirtt.com

(b)
Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Computershare Trust Company of Canada

800, 324 – 8th Avenue SW

Calgary, Alberta T2P 2Z2

Attention: General Manager Client Services

Fax No.: (403) 267-6529

Email: Tara.Israelson@computershare.com

(c)
Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.
(d)
Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.
5.10.
Rights of Board and Corporation

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.11.
Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder, on a solicitor and his own client basis, to enforce his rights pursuant to any Rights or this Agreement.

5.12.
Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.13.
Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14.
Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Alberta and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.15.
Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s'y rattachent ou qui en coulent soient redigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto or resulting therefrom be drawn up in English.

5.16.
Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.17.
Effective Date

This Agreement amends and restates the Original Agreement. Notwithstanding its amendment and restatement as of the date hereof, this Agreement is effective and in full force and effect in accordance with its terms and conditions from and after the Effective Date. If this Agreement is not confirmed by resolution passed by a majority of the votes cast by the Independent Shareholders who vote in respect of such confirmation at a meeting of shareholders to be held not later than six months from the Effective Date, or such other date as may be agreed to by the Toronto Stock Exchange, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of this Agreement and (b) six months from the Effective Date, or such other date as may be agreed to by the Toronto Stock Exchange.

5.18.
Reconfirmation

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such reconfirmation at every third annual meeting of the Corporation following the meeting at which this Agreement is confirmed. If this Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of the applicable annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived) prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.18.

5.19.
Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made or approved by the Board of Directors in connection herewith, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

5.20.
Declaration as to Non-Canadian Holders and Non-U.S. Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.21.
Time of the Essence

Time shall be of the essence in this Agreement.

5.22.
Execution in Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Benjamin Urban
Name: Benjamin Urban Title: Chief Executive Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Reymer Espinas
Name: Reymer Espinas Title: Relationship Manager
By:	/s/ Christopher Parsons
Name: Christopher Parsons Title: Account Group Manager

ATTACHMENT 1

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No. _____	_____ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, AND AMENDMENT OR TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

Rights Certificate

This certifies that _______________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of March 22, 2024, as amended and restated as of August 2, 2024, and as the same may be amended or supplemented from time to time (the "Shareholder Rights Agreement"), between DIRTT Environmental Solutions Ltd., a corporation amalgamated under the laws of the Province of Alberta (the "Corporation") and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the "Rights Agent") (which term shall include any successor Rights Agent under the Shareholder Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the Corporation, at the Rights Agent's principal office in any of the cities of Calgary and Toronto. Until adjustment thereof in certain events as provided in the Shareholder Rights Agreement, the Exercise Price shall be:

(a) until the Separation Time, an amount equal to three times the Market Price (as such term is defined in the Shareholder Rights Agreement), from time to time, per Common Share; and

(b) from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.

In certain circumstances described in the Shareholder Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share, all as provided in the Shareholder Rights Agreement.

This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Agreement are on file at the registered office of the Corporation and are available upon request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Shareholder Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Shareholder Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent. WITNESS the facsimile signature of the proper officer of the Corporation.

Date:

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

By:

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signature
By:
Authorized Signature

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ___________

(Please print name and address of transferee).

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________, as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated:
Signature

(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank or trust company, a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States or a member of the Securities Transfer Association Medallion (Stamp) Program.

CERTIFICATE

(To be completed if true.)

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature

(Please print name of Signatory)

(To be attached to each Rights Certificate.)

FORM OF ELECTION TO EXERCISE

(To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise ____________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)
(Address)
(City and Province or State)
Social Insurance Number or other taxpayer identification number.
Dated:
Signature

(Please print name of Signatory)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)
(Address)
(City and Province or State)
Social Insurance Number or other taxpayer identification number.
Dated:
Signature

(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank or trust company, a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States or a member of the Securities Transfer Association Medallion (Stamp) Program.

CERTIFICATE

(To be completed if true.)

The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature

(Please print name of Signatory)

(To be attached to each Rights Certificate.)

NOTICE

In the event the certification set forth above in the Forms of Assignment and Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Shareholder Rights Agreement). No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

DIRTT ENVIRONMENTAL SOLUTIONS LTD

Form of Proxy - Special Meeting to be held on Friday, September 20, 2024

020NXA

This Form of Proxy is solicited by and on behalf of the Board of Directors.

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Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 am, Mountain Time, on Wednesday, September 18, 2024.

370739

020NYA

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.

MM / DD / YY

Date

Signature(s)

I/We being holder(s) of securities of DIRTT Environmental Solutions Ltd.

(the “Company”) hereby appoint: Benjamin Urban, Chief Executive Officer of the Company, or failing this person, Fareeha Khan, Chief Financial Officer of the Company (the “Management Nominees”) as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Company to be held virtually online at https://meetnow.global/MCX7XXF on Friday, September 20, 2024 at 10:00 am (Mountain Time), and at any adjournment or postponement thereof.

Appointment of Proxyholder

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

OR

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

Note: If completing the appointment box above YOU MUST go to

http://www.computershare.com/DIRTT and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an invite code to gain entry to the online meeting.

1. The ratification, confirmation and approval of the Amended and Restated Shareholder Rights Plan Agreement, dated as of August 2, 2024, by and between DIRTT